                                on April 20, 1998
                        Securities Act File No.
                    Investment Company Act File No. 811-6017

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                          Post-Effective Amendment No.

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 9

                Exact Name of Registrant as Specified in Charter:

                           European Warrant Fund, Inc.

                     Address of Principal Executive Offices
                    (Number, Street, City, State, Zip Code):
                               330 Madison Avenue
                               New York, NY 10017

               Registrant's Telephone Number, Including Area Code:
                                 (212) 297-3940

            Name and Address (Number, Street, City, State, Zip Code):
                              Of Agent For Service:

                                 Robert Discolo
                                    President
                           European Warrant Fund, Inc.
                               330 Madison Avenue
                            New York, New York 10017

                                 With Copies to:

                                Steven R. Howard
                    Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                          New York, New York 10019-6064

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon a practicable after the effective date of this Registration Statement.

If any securities being registered in this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. /x/

                           -------------------------

It is proposed that this filing will become effective when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


TITLE OF SECURITIES        AMOUNT BEING         PROPOSED MAXIMUM       PROPOSED MAXIMUM       AMOUNT OF
BEING REGISTERED           REGISTERED           OFFERING PRICE PER     AGGREGATE OFFERING     REGISTRATION FEE(1)
                                                UNIT (1)               PRICE (1)
Common Stock,               3,558,589            22.4375                79,845.841             $23,554.52
$.001 par value

(1) Estimated pursuant to Rule 457(c) under the Securities Act of 1933 on the basis of market price per share on the New York Stock Exchange on April 13, 1998.

         The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement will thereafter becomes effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                          EUROPEAN WARRANT FUND, INC.
                                    FORM N-2
                             CROSS-REFERENCE SHEET


                                                                                    Location in
                               N-2 Item Number                                  Prospectus (Caption)
                               ---------------                                  --------------------

(Between Items of Registration Statement on form N-2 and Parts A and B of
Prospectus*)

Parts A and B

Item 1   Outside Front Cover..............................................    Outside Front Cover Page

Item 2   Inside Front and Outside
           Back Cover Page................................................    Outside Front Cover Page

Item 3   Fee Table and Synopsis...........................................    Fee Table; Prospectus Summary

Item 4   Financial Highlights.............................................    Financial Highlights

Item 5   Plan of Distribution.............................................    Outside Front Cover page; Prospectus
                                                                              Summary; The Offer

Item 6   Selling Shareholders.............................................    Not Applicable

Item 7   Use of Proceeds..................................................    Prospectus Summary; Use of Proceeds;
                                                                              Investment Objective and Policies

Item 8   General Description of the Registrant............................    Outside front cover page; Prospectus
                                                                              Summary; The Fund; Determination of
                                                                              Net Assets Value; Investment
                                                                              Objective and Policies; Risk Factors
                                                                              and Special Considerations;
                                                                              Description of Common Stock

Item 9   Management.......................................................    Prospectus Summary; Portfolio
                                                                              Transactions and Brokerage;
                                                                              Management of the Fund; Investment
                                                                              Advisory and Other Services;
                                                                              Custodian; Transfer Agent,
                                                                              Dividend-Disbursing Agent and
                                                                              Registrant; Description of Common
                                                                              Stock


Item 10  Capital Stock, Long-term Debt, and Other Securities..............    Dividends and Distribution; Dividend
                                                                              Reinvestment Plan and Cash Purchase
                                                                              Plan; Taxation; The Offer;
                                                                              Description of Common Stock

Item 11  Defaults and Arrears on Senior Securities........................    Not Applicable

Item 12  Legal Proceedings................................................    Not Applicable

Item 13  Table of Contents of the Statement of Additional
           Information....................................................    Not Applicable

Item 14  Cover Page.......................................................    Not Applicable

Item 15  Table of Contents................................................    Not Applicable

Item 16  General Information and History..................................    Not Applicable

Item 17  Investment Objective and Policies................................    Investment Objection and Policies;
                                                                              Investment Restrictions

Item 18  Management.......................................................    Management of the Fund

Item 19  Control Persons and Principal Holders of.........................    Management of the Fund; Principal
           Securities                                                         Stockholders

Item 20  Investment Advisory and Other Services...........................    Management of the Fund; Transfer
                                                                              Agent, Dividend Dispensing Agent and
                                                                              Registrar; Experts

Item 21  Brokerage Allocation and Other Practices.........................    Portfolio Transactions and Brokerage

Item 22  Tax Status.......................................................    Taxation

Item 23  Financial Statements.............................................    Financial Statements

PART C

Items 24-33 have been answered in order in Part C

-------------------

* Pursuant to General Instruction H of form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: Prospectus.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS                                                         May __, 1998


                        The European Warrant Fund, Inc.

                         _______ SHARES OF COMMON STOCK

                            ISSUED UPON EXERCISE OF
                      RIGHTS TO SUBSCRIBE FOR SUCH SHARES

-------------------------------------------------------------------------------
                                  Common Stock



     The European Warrant Fund, Inc. (the "Fund") is issuing to its stockholders of record ("Record Date Stockholders") as of the close of business on ___________ , 1998 rights ("Rights") entitling the holders thereof to subscribe for an aggregate of _________ shares (the "Shares") of the Fund's Common Stock (the "Offer") at the rate of one share of Common Stock for each three Rights held and entitling such Record Date Stockholders to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription Rights. The Rights are transferable and have been admitted for trading on the New York Stock Exchange. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (the "Subscription Price") WILL BE $_____.

     THE OFFER WILL EXPIRE AT 5:00 PM., NEW YORK TIME, ON ____________, 1998 unless extended as described herein (the "Expiration Date"). Shareholder inquiries relating to the Offer should be directed to the Information Agent, D.F. King & Co., Inc., at (800) 848-3402.

     The Fund is a closed-end, non-diversified management investment company that seeks enhanced capital growth by investing primarily in equity warrants of Western European issuers. It is the policy of the Fund, under normal market conditions, to invest substantially all of its total assets, but in no event less than 65% of its total assets, in European warrants. European warrants differ in a number of significant respects from warrants as understood in the United States. For a description of European warrants, see "Investment Objective and Policies." No assurances can be given that the Fund's objective will be achieved. The address of the Fund is 330 Madison Avenue, New York, New York 10017 and its telephone number is [(212) ________.]

     The Fund announced the Offer after the close of trading on the New York Stock Exchange on April 16, 1998. The net asset value per share of Common Stock at the close of business on [April __], 1998 and May 28, 1998 was $_.__ and
 $__.__, respectively, and the last reported sale price of a share of the Fund's Common Stock on such Exchange on those dates was $_.__ and $__.___, respectively. The Fund's Common Stock trades under the symbol "EWF."

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED

UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

---------------- --------------------- ------------- -------------------------
                  Subscription Price    Sales Load       Proceeds to Fund(1)
---------------- --------------------- ------------- -------------------------
Per Share.......         $__.__             None                $__.__
================ ===================== ============= -------------------------
Total(2)........      $__________          None               $__________
================ ===================== ============= -------------------------

(1) Before deduction of expenses incurred by the Fund, estimated at $_______, including $_______ payable to Julius Baer Asset Management (Zurich, Switzerland) for marketing and financial advisory services outside the United States in connection with the Offer.

(2)  Assumes all of the Rights are exercised.

                              --------------------

    This Prospectus sets forth concisely certain information about the Fund that investors should know before investing and it should be read and retained for future reference.

                              --------------------

     Because the Subscription Price per share is likely to be less than the net asset value per share and because the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets, the Offer may result in a substantial dilution of the aggregate net asset value of the shares owned by stockholders who do not fully exercise their Rights. In addition, as a result of the terms of the Offer, Record Date Stockholders who do not fully exercise their Rights should expect that they will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. See "The Offer--Terms of the Offer."

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. Stockholders should carefully consider information set forth under the heading "Risk Factors and Special Consideration."

Terms of the Offer

     The European Warrant Fund, Inc. (the "Fund") is issuing to stockholders of record ("Record Date Stockholders") as of the close of business on _________ _, 1998 (the "Record Date") rights ("Rights") to subscribe for an aggregate of _________ shares of Common Stock (sometimes referred to herein as the "Shares") of the Fund (the "Offer"). Each such Record Date Stockholder is being issued one Right for each full share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire at the Subscription Price (as hereinafter defined) one Share for each three Rights held. No rights will be issued for fractional Shares. Rights may be exercised at any time during the period (the "Subscription Period"), which commences on the date of this Prospectus and ends at 5:00 p.m., New York time, on _________ __, 1998, unless extended by the Fund to a date not later than _______ _, 1998 (the "Expiration Date"). The right to acquire during the Subscription Period at the Subscription Price one additional Share for each three Rights held is hereinafter referred to as the "Primary Subscription."

     In addition, any Record Date Stockholder who fully exercises all Rights initially issued to him (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the number of Shares a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede & Co., Inc. ("Cede"), nominee for The Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege may be subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."

     The subscription price per share (the "Subscription Price") will be $__.__. Rights will be evidenced by subscription certificates ("Subscription Certificates") and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a notice of guaranteed delivery or a check, to Investors Bank & Trust Company (the "Subscription Agent"). Rights holders will have no right to rescind a purchase after the Subscription Agent has received payment. See "The Offer--Method of Exercise of Rights" and "The Offer--Payment for Shares." Shares issued pursuant to an exercise of Rights will be listed on the New York Stock Exchange, Inc. (hereinafter referred to as the "New York Stock Exchange" or the "Exchange").

     The Rights are transferable until the Expiration Date and have been admitted for trading on the Exchange. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the Exchange may be conducted until the close of trading on the last Exchange trading day prior to the Expiration Date. The Fund expects that a market for the Rights will develop and that the value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent at or prior to 5:00 p.m., New York time, on _________ __, 1998, one Business Day (as defined below) prior to the Expiration Date, due to normal settlement procedures. Trading of the Rights on the Exchange will be conducted on a when issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Stockholders and thereafter will be conducted on a regular way basis until and including the last Exchange trading day prior to the Expiration Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the New York Stock Exchange. The Subscription Agent will also attempt to sell any Rights a Rights holder is unable to exercise because such Rights represent the right to subscribe for less than one Share. Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. For purposes of this Prospectus, a "Business Day" shall mean any day on which trading is conducted on the Exchange.

Foreign Restrictions

     Subscription Certificates will not be mailed to Record Date Stockholders whose addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia) ("Foreign Record Date Stockholders"). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise, sell or transfer the Rights. If the Subscription Agent has received no instruction from the Foreign Record Date Stockholder by 12:00 noon, New York time, two Business Days prior to the Expiration Date, the Subscription Agent will attempt to sell the Rights on the New York Stock Exchange and remit the net proceeds, if any, to such stockholders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

     Stockholders are urged to obtain a recent trading price for the Rights on the New York Stock Exchange from their broker, bank, financial advisor or the financial press.

Information Agent

     Any questions or requests for assistance should be directed to: D.F. King & Co., Inc., the Information Agent, 77 Water Street, New York, New York 10005,
(800) 848-3402.

Important Dates to Remember


Event                                                                           Date
-----                                                      ------------------------------------------------
Record Date ....................................                                               May __, 1998
Subscription Period ............................                                 June through July __, 1998
Expiration of the Offer.........................                                              July __, 1998
                                                    (unless extended to a date not later than July __, 1998)
Payment for Guarantees of Delivery Due .........                                              July __, 1998
Final Payment for Shares........................                                              July __, 1998
Confirmation to Participants....................                                              July __, 1998

Information Regarding the Fund

     The Fund has been engaged in business as a closed-end management investment company since July 17, 1990. The Fund has operated as a non-diversified Fund since the Fund's shareholders approved the change to a non-diversified Fund on June 26, 1997. Prior to such change, the Fund operated as a diversified Fund. The Fund's investment objective is enhanced capital growth by investing primarily in equity warrants of Western European issuers. The Fund's policy, under normal market conditions, is to invest substantially all of its total assets, but in no event less than 65% of its total assets, in European warrants. No assurance can be given that the Fund's investment objective will be achieved. See "Investment Objective and Policies." The Fund's outstanding common stock, par value $.001 per share (the "Common Stock"), is listed, and traded on the Exchange under the symbol "EWF." The average weekly trading volume of the Common Stock on the Exchange during the fiscal year ended March 31, 1998 was _______ shares. As of [May 31, 1998], the net assets of the Fund were approximately $__ million.

Information Regarding the Investment Adviser and the Administrator

     Julius Baer Securities Inc., a U.S. registered investment counseling firm established in 1962 (the "Investment Adviser") has served as the investment adviser to the Fund since its inception. The Fund pays the Investment Adviser a monthly fee at the annual rate of 1.25% of the Fund's average weekly net assets. Investors Bank & Trust Company has served as the Fund's administrator (the "Administrator") since January 1, 1995. The Fund pays the Administrator a monthly fee at the annual rate of 0.12% of the Fund's average weekly net assets for custody and administration, subject to a minimum annual charge and certain adjustments. The Fund pay the Administrator $5,000 per month for transfer agency services. The investment advisory fee is higher than comparable fees paid by most other investment companies. See "Investment Advisory and Other Services." Since the Investment Adviser's and the Administrator's fees are based on the average weekly net assets of the Fund, the Investment Adviser and the Administrator will benefit from an increase in the Fund's assets resulting from the Offer. In addition, two directors who are "interested persons" of the

Fund could benefit indirectly from the Offer because of their interests in the Investment Adviser. See "The Offer--Purpose of the Offer."

     The Fund has agreed to pay Julius Baer Asset Management (Zurich, Switzerland), an affiliate of the Investment Advisor, a fee for marketing and advisory services outside the United States equal to $________.

Risk Factors and Special Considerations

     The following summarizes certain matters that should be considered, among others, in connection with the Offer.

Dilution...................   An immediate dilution of the aggregate net
                              asset value of the shares owned by stockholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the Subscription Price is likely to be less than the then net asset value per share, and the number of shares outstanding after the Offer is likely to increase in greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would have been the case had they fully exercised their rights. Although it is not possible to state precisely the amount of such a decrease in net asset value per share, because it is not known at this time what the net asset value per share will be at the Expiration Date or the number of Rights that will be exercised, such dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription
                              Price of $__.__ is ____% below the Fund's net asset value per share on May 31, 1998, the Fund's net asset value per share would be reduced by approximately $.__ per share

Discount From Net
  Asset Value..............   Shares of closed-end investment companies
                              frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the fund's net asset value will decrease. The risk of purchasing shares of closed-end funds that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Since the commencement of the Fund's operations, the Fund's shares have generally traded in the market at a discount to net asset value. If, at any time, shares of the Fund's Common Stock trade publicly for a substantial period of time at a substantial discount from the Fund's then current net asset value per share, the Board of Directors of the Fund will consider taking various actions designed to reduce or eliminate the discount. There can be no assurance that such actions will be taken or, if taken, will result in shares of the Fund trading at a price equal to or closer to their net asset value. See "Description of Common Stock."

Charter Provisions.........   Certain provisions of the Fund's Articles of
                              Incorporation may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund's Board of Directors.
                              In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See "Description of Common Stock.

Investment in
  European Warrants........   The Fund's investing in European warrants involves
                              certain considerations not typically associated with investing in securities of U.S. companies or the U.S. Government, including risks relating to
                              (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various European currencies in which the Fund's portfolio securities are denominated and costs associated with conversion of investment principal and income from one currency into another; (3) restrictions on foreign investment;
                              (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

Distributions..............   The Fund intends to distribute annually to its

                              shareholders substantially all of its investment company taxable income. The Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses; however, it currently expects to distribute any excess annually to its shareholders. Under the Fund's Dividend Reinvestment and Cash Purchase Plan, each shareholder will be deemed to have elected, unless contrary instructions are received, to have all distributions automatically reinvested in additional shares of the Fund. In addition, pursuant to the Fund's Dividend Reinvestment Privilege, shareholders who are unable to participate in the Dividend Reinvestment Plan will be given the option each year to receive cash or additional shares of the Fund if the Directors declare a dividend payable in either cash or in additional shares of the Fund. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan; Dividend Reinvestment Privilege."

                                   FEE TABLE

         The following table sets forth certain fees and expenses of the Fund.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price) .........................  None

Annual Expenses (as a percentage of net assets net of fee waiver)
Management Fees ........................................................ 1.25%
Other Expenses(1) ...................................................... 0.47%
Total Annual Expenses .................................................. 1.72%


 Example                                     1         3         5         10
                                           Year      Years     Years      Years
                                          ------    -------   -------   --------
 -------------------------------------  --------- ---------- --------- ---------
 You would pay the following expenses      $17        $54       $93       $263
 on a $1,000 investment assuming a
 5% annual return (2)

-----------------

(1) Does not include expenses of the Fund incurred in connection with the Offer, estimated at $_______.

         The purpose of the foregoing table and example is to assist Rights holders in understanding the various costs and expenses that an investor in the Fund bears, directly or indirectly, but should not be considered a representation of past or future expenses or rate of return. The actual expenses of the Fund may be greater or less than those shown. The figures provided under "Other Expenses" are based on estimated expenses for the fiscal year ended March 31, 1998. For more complete descriptions of certain of the Fund's costs and expenses, see "Investment Advisory and Other Services."

                              FINANCIAL HIGHLIGHTS

         The table below sets forth selected financial data for a share of Common Stock outstanding throughout each period presented. The information for the five years ended March 31, 1998 has been audited by KPMG Peat Marwick LLP, the Fund's independent accountants, as stated in their report which is incorporated by reference into this Prospectus. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into this Prospectus. A copy of the Fund's Annual Report can be obtained by shareholders, without charge, by calling the Fund at 1-800-EUROWRS or 1-800-387-6977.

Per Share Operating Performance For a Fund Share Outstanding Throughout Each
Year


----------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended March 31,                                    Period Ended
----------------------------------------------------------------------------------------------------------------------------------
                                              1998      1997        1996     1995       1994      1993       1992  March 31, 1991*
                                              ----      ----        ----     ----       ----      ----       ----  --------------
----------------------------------------------------------------------------------------------------------------------------------
Operating performance:
Net asset value, beginning of period         $18.57    $12.11      $7.53   $13.34      $8.95      $7.57     $9.88        $11.16
                                             ------    ------      -----   ------      -----      -----     -----        ------
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                  (0.11)    (0.13)     (0.08)   (0.01)     (0.12)     (0.02)    (0.07)         0.09
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss)
on investments                                12.40      7.35       4.66    (3.90)      5.10       1.56      1.80         (1.37)
                                             ------    ------      -----   ------      -----      -----     -----        ------
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
resulting from investment operations          12.29      7.22       4.58    (3.91)      4.98       1.54     (1.87)        (1.28)
                                             ------    ------      -----   ------      -----      -----     -----        ------
----------------------------------------------------------------------------------------------------------------------------------
Capital effect of rights offering                                                       (.50)
                                             ------    ------      -----   ------      -----      -----     -----        ------
----------------------------------------------------------------------------------------------------------------------------------

Capital effect of dividend reinvestment       (1.06)
                                             ------    ------      -----   ------      -----      -----     -----        ------
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                                                        (0.02)
                                             ------    ------      -----   ------      -----      -----     -----        ------
----------------------------------------------------------------------------------------------------------------------------------
Distributions from capital                                                                        (0.16)    (0.42)
                                             ------    ------      -----   ------      -----      -----     -----        ------
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains         (6.65)    (0.76)              (1.90)     (0.09)
                                             ------    ------      -----   ------      -----      -----     -----        ------
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                           (6.65)    (0.76)                                    (0.16)    (0.44)
                                             ------    ------      -----   ------      -----      -----     -----        ------
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  23.15     18.57      12.11     7.53      13.34     $ 8.95    $ 7.57        $ 9.88
                                            =======    ======     ======   ======     ======    =======   =======       =======
----------------------------------------------------------------------------------------------------------------------------------
Market value, end of year                   $22.500    13.500     10.000    6.875     11.875    $ 8.250   $ 6.375       $ 7.625
                                            =======    ======     ======   ======     ======    =======   =======       =======
----------------------------------------------------------------------------------------------------------------------------------
Total investment return                     148.77%     43.69%     45.45%  (26.37)%    44.89%     32.13%    (9.78)%      (36.46)%
                                            =======    ======     ======   ======     ======    =======   =======       =======
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:**
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000's)         $247,170  $151,376    $98,732  $61,430   $107,689    $54,178   $45,741       $59,377
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss)        (0.49)%    (0.89)%    (0.86)%  (0.11)%    (0.93)%    (0.21)%   (0.79)%        1.35%+
to average net assets
----------------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average        1.72%      1.88%      2.03%    1.74%      1.73%      2.13%     2.44%         2.36%+
net assets***
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      95.30%       191%       148%     104%       150%       164%      100%          248%
----------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid****                     $0.00233        N/A      N/A        N/A        N/A       N/A           N/A
----------------------------------------------------------------------------------------------------------------------------------


*        The Fund commenced operations on July 17, 1990.

** For the following periods, the operating expenses of the fund reflect a waiver of fees by the Fund's Investment Adviser. Had such action not been taken the net investment income per share and the operating expense ratios would have been:

    Net investment loss per share       -       -      $(0.09)  $(0.04)  $(0.14)  $(0.03)     -      -

    Ratio of operating expenses to

         average net assets             -        -      2.15%    1.99%    1.90%   2.26%       -      -


*** For the following periods, the ratio of operating expenses to average net assets includes indirectly paid expenses. Excluding indirect paid expenses, the expense ratio would have been:

                                        1.65%   1.85%    1.94%    -        -        -       -        -

**** The average broker commission rate will vary depending on the markets in which trades are executed.

+        Annualized.

                                   THE OFFER

Terms of the Offer

         The Fund is issuing to Record Date Stockholders Rights to subscribe for the Shares. Each Record Date Stockholder is being issued one transferable Right for each share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire at the Subscription Price one Share for each three Rights held. No Rights will be issued for fractional shares. Rights may be exercised at any time during the Subscription Period, which commences on the date of this Prospectus and ends at 5:00 p.m., New York time, on _________ __, 1998, unless extended by the Fund to a date not later than _______ _, 1998. See "Expiration of the Offer."

         In addition, any Record Date Stockholder who fully exercises all Rights initially issued to him (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription. For purposes of determining the maximum number of Shares a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege may be subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

         Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificates delivered to such holder. The method by which Rights may be exercised and Shares paid for is set forth below in "Method of Exercise of Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the New York Stock Exchange.

         The Rights are transferable until the Expiration Date and have been admitted for trading on the New York Stock Exchange. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and the Subscription Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the Exchange may be conducted until the close of trading on the last Exchange trading day prior to the Expiration Date. Trading of the Rights on the Exchange will be conducted on a when issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Stockholders and thereafter will be conducted on a regular way basis until and including the last Exchange trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below in "Method of Transferring Rights." The underlying Shares will also be admitted for trading on the New York Stock Exchange. Since fractional Shares will not be issued, Rights holders who receive, or who are left with, fewer than three Rights will be unable to exercise such Rights and will not be entitled to receive any cash in such situation. However, the Subscription Agent will automatically attempt to sell the number of Rights which a Rights holder is unable to exercise for such reason after return of a completed and fully exercised Subscription Certificate, and will remit the proceeds of any such sale, net of commissions, to the Rights holder.

Purpose of the Offer

         The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities consistent with the Fund's investment objective. In making this determination, the Board of Directors of the Fund considered, among other things, the approval by Fund shareholders at the Annual Meeting of

Shareholders held on May 28, 1998 of the Offer and of future sales of shares by the Fund pursuant to rights offerings at prices at or below the then current net asset value of such shares. In reaching its decision, the Board of Directors was advised by the Investment Adviser that the raising of new assets would enable the Fund to take advantage of current opportunities in the European warrant market. More specifically the Investment Adviser advised the Board at an April 16, 1998 Special Board Meeting, that the Investment Adviser believes that the raising of new assets will allow the Fund to better position itself and take advantage of unique investment opportunities and fundamental changes arising from the European Monetary Union ("EMU") which commences January 1, 1999. The EMU is expected to cover a large part of Western Europe, bounded on its periphery by Finland in the North, Ireland and Portugal in the West, Italy in the South and Austria in the East. Five percent of the world's population (290 million people) live in this area which produces no less than 24 percent of total global economic output. With the introduction of the Euro, the second largest capital market and the second largest equity market (after the United States) will be created. The Investment Adviser expects the Euro to revolutionize the whole investment process in European stocks. The Investment Adviser believes that from a top down investment approach, sector allocation will be of much greater significance than country selection. The Investment Adviser expects that the demand for the European corporate sector leaders will increase. New countries joining the EMU will converge their interest rates to the Euro interest rate. The former high yielding countries such as Italy, Spain, Portugal and Ireland have greatly benefited from this convergence and have significantly outperformed the European equity index over the last 2 years. The Investment Adviser believes that over the next 5 to 10 years additional countries will join the EMU providing exceptional investment opportunities for the Fund. The Directors believed that it was in the Shareholders' best interest to issue new Shares of the Fund to take advantage of the growing European market.

          The Directors also considered that as of the date of the Special Board Meeting the Fund had significant unrealized capital gains on investments and that if the Investment Adviser were to have to sell existing investments in order to take advantage of new opportunities available in the European markets, the Fund would recognize taxable gains and would be required under the Internal

Revenue Code of 1986, as amended (the "Code") to distribute these gains to Shareholders. In addition, the Board of Directors took into account the fact that a well-subscribed rights offering, in increasing the size of the Fund may reduce the Fund's expense ratio after the expenses associated with the Offer have been recouped and considered that such a rights offering could result in an improvement in the liquidity of the trading market for shares of the Fund's Common Stock, although no assurance can be given that any of these results will be achieved. In addition, the Offer seeks to reward the long-term stockholder by giving existing stockholders the right to purchase additional shares at a price that may be below market and/or net asset value without incurring any commission charge. The distribution to stockholders of transferable Rights which themselves may have intrinsic value will also afford nonsubscribing stockholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as compensation for the possible dilution of their interest in the Fund.

           The Board of Directors also considered alternatives to the Offer, including an underwritten offering of shares and an offering of non-transferable rights to purchase shares, as well as the proposed terms of the Offer, the estimated expenses of the Offer, and its dilutive effect, including its effect on stockholders of the Fund who do not exercise their Rights. The Board also considered the possible impact of the Offer on the trading price of the Fund's shares of Common Stock, and the treatment of foreign shareholders under the Offer. In its deliberations, the Board recognized that the Investment Adviser was subject to a conflict of interest in recommending approval of the Offer. After careful consideration, the Board of Directors unanimously voted to approve the Offer.

         The Investment Adviser's view as to current investment opportunities available in the European warrant markets is based on prevailing market conditions. There can be no assurance that these conditions will not materially change prior to the investment of the proceeds of the offering or thereafter, in which case the benefits expected to be derived from the offering may not be realized. Furthermore, the 1940 Act limits the Funds investments in warrants issued by any one broker-dealer to 5% of the Fund's total assets and prohibits the Fund's investment in warrants issued by certain affiliates of the Fund, including affiliates of the investment adviser. It is currently expected that an affiliate of the investment adviser will merge with an entity from which the Fund purchases a significant supply of its warrants. After the merger, absent exemption from the 1940 Act, the Fund will no longer be permitted to purchase warrants issued by such entity. The merger could impede the Fund's ability to satisfy its investment objective. The Board of Directors of the Fund may, at any time prior to the issuance and sale of Shares by the Fund, determine to take such actions, which may include withdrawal or cancellation of the offering, as it deems appropriate in light of then prevailing market conditions. See "The Offer--Terms of the Offer."

         The Fund's Investment Adviser and Administrator will benefit from the

Offer because the Investment Adviser's fee and the Administrator's fee are based on the average weekly net assets of the Fund. See "Investment Advisory and Other Services." It is not possible to state precisely the amount of additional compensation the Investment Adviser or the Administrator will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised and that the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment Adviser and the Administrator would be increased by approximately $875,000 and $84,000, respectively. Two of the Fund's directors who voted to authorize the Offer are "interested persons" of the Investment Adviser within the meaning of the Investment Company Act of 1940, as amended (the "Act"), one of whom could benefit indirectly from the Offer because of his interest in the Investment Adviser. The other four directors are not "interested persons" of the Fund. See "Management of the Fund."

         The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the Act. Under the laws of Maryland, the state in which the Fund is incorporated, the Board of Directors is authorized to approve rights offerings without obtaining shareholder approval. The staff of the Securities and Exchange Commission (the "Commission") has interpreted the Act as not requiring shareholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the Fund's Board of Directors that such offering would result in a net benefit to existing shareholders. While the Fund's Board of Directors has made this determination with respect to the Offer, the Fund's shareholders approved the Offer and any future offerings at the 1998 Annual Meeting of Shareholders.

Over-Subscription Privilege

         If some Record Date Stockholders do not exercise all of the Rights initially issued to them, any Shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to the Record Date Stockholders who have exercised all the exercisable Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Stockholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Shares remain after the Primary Subscriptions have been exercised, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund so that the number of Shares issued to Record Date Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Fund on the Record Date. The percentage of remaining Shares each over-subscribing Record Date Stockholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for Over-Subscriptions is distributed on a pro rata basis.

         The method by which Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows: Shares will be available for purchase pursuant to the Over-subscription Privilege only to the extent that the maximum number of Shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the Shares so available ("Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional Shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of Shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if such pro rata allocation results in any holder being allocated a greater number of Excess Shares than such holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

             Holder's Record Date Position
             -----------------------------
             Total Record Date Position of all     x    Excess Shares Remaining
             Over-Subscribers

         The Fund will not offer or sell any Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

The Subscription Price

         The Subscription Price for the Shares to be issued pursuant to the Rights will be $__.__.

         The Fund announced the Offer after the close of trading on the New York Stock Exchange on April 16, 1998. The net asset value per share of Common Stock at the close of business on April __, 1998 and May 28, 1998 was $____ and $_____, respectively. The last reported sale price of a share of the Fund's Common Stock on such Exchange on those dates was $____ and $______, respectively, representing a ____% discount and a ___% premium, respectively, in relation to the net asset value per share of Common Stock at the close of business on such dates.

Sales by Subscription Agent

         Holders of Rights who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before _________ __, 1998. Upon the timely receipt of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the holders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent. In addition, upon return of a completed and fully exercised Subscription Certificate, the Subscription Agent will automatically attempt to sell any Rights a Rights holder is unable to exercise because such Rights will represent the right to subscribe for less than one Share. The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the nonclaiming stockholders. Proceeds from those sales will be held by Investors Bank & Trust Company in its capacity as the Fund's transfer agent, for the account of such nonclaiming stockholder until such proceeds are either claimed or escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All such Rights will be sold at the market price, if any, on the New York Stock Exchange.

Method of Transferring Rights

         The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not a part of a single Right) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights). In such event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

         Holders wishing to transfer all or a portion of their Rights (but not any part of a single Right) should allow at least three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any, and (iii) the Rights evidenced by such new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.


         Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

         The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of The Depository Trust Company ("DTC"; Rights exercised through DTC are referred to as "DTC Exercised Rights"). The holder of a DTC Exercised Right may exercise the Over-Subscription Privilege in respect of such DTC Exercised Right by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York time, on the Expiration Date, a DTC Participant Over-Subscription Form, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised. Copies of the DTC Participant Over-Subscription Form may be obtained from the Subscription Agent.

Expiration of the Offer

         The Offer will expire at 5:00 p.m., New York time, on _________ __, 1998, unless extended by the Fund to a date not later than _______ _, 1998 (the "Expiration Date"). Rights will expire on the Expiration Date and thereafter may not be exercised.

Subscription Agent

         The Subscription Agent is Investors Bank & Trust Company. The Subscription Agent will receive from the Fund a fee estimated to be $35,000 and reimbursement for all out-of-pocket expenses related to the Offer. Inquiries by all holders of Rights relating to the Subscription Certificates should be directed to Investors Bank & Trust Company, 200 Clarendon Street, Mail Code OPS22, Boston, MA 02116, (800) [Phone Number;] holders may also consult their brokers or nominees.

Method of Exercise of Rights

         Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge such Rights holder a servicing fee in connection with such exercise. Fractional Shares will not be issued, and Rights holders who receive, or who are left with, fewer than three Rights will not be able to exercise such Rights. The Subscription Agent will automatically attempt to sell the number of Rights which a Rights holder is unable to exercise for this reason after return of a completed and fully exercised Subscription Certificate and will remit the proceeds of such sale, net of commissions, to the Rights holder.


         Completed Subscription Certificates, together with payment, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to the Subscription Agent at the following address:

[If By Mail:                                  If By Hand:

The European Warrant Fund, Inc.               The European Warrant Fund, Inc.
c/o Investors Bank & Trust Company            c/o Registrar & Transfer Company
[Address]                                     61 Broadway
                                              Suite 1412
                                              New York, New York 10006

If By Facsimile (Telecopy):                   If By Overnight Courier:

[(617) 573-1149,] with the original           The European Warrant Fund, Inc.
Subscription Certificate to be sent by        c/o Investors Bank & Trust Company
one of the three methods described            [Address]
above. Confirm facsimile by telephone to [(800) 331-1710.]]

Payment for Shares

         Holders of Rights who acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following two methods of payment:

         (1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company, or a New York Stock Exchange member, guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment are not received by the Subscription Agent by the close of business on the fifth Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Subscription
    Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission [(telecopy number (617) 573-1149).]

         (2) Alternatively, a holder of Rights can send a properly executed and completed Subscription Certificate together with payment in the form of a check or money order for the Shares acquired on Primary Subscription and additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Subscription Price of $_____ per Share. To be accepted, such payment, together with the properly completed and executed Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all stock purchase checks received by it prior to the Expiration Date into a segregated interest-bearing account pending proration and distribution of Shares. The Subscription Agent will not accept cash as a means of payment for Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE EUROPEAN WARRANT FUND, INC., AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. If the aggregate Subscription Price paid by a Record Date Stockholder is insufficient to purchase the number of shares of Common Stock that the holder indicates are being subscribed for, or if a Record Date Stockholder does not specify the number of shares of Common Stock to be purchased, then the Record Date Stockholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the payment tendered. If the aggregate Subscription Price paid by a Record Date Stockholder exceeds the amount necessary to purchase the number of shares of Common Stock for which the Record Date Stockholder has indicated an intention to subscribe, then the Record Date Stockholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully subscribed) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered.

         Within ten Business Days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the Fund's shares are held by a depository or nominee, to such depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares, (iv) the amount to be paid to such holder as a result of Rights sold on his behalf by the Subscription Agent and
(v) any excess to be refunded by the Fund to such holder as a result of payment for Shares pursuant to the Over-Subscription Privilege which the holder is not acquiring. Any payment required from a holder of Rights exercising Rights pursuant to a notice of guaranteed delivery must be received by the Subscription Agent within five Business Days after the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on his behalf by the Subscription Agent or exercises by Record Date Stockholders of their Over-Subscription Privileges, and all interest accrued on such holder's excess payment through the date on which full payment is due pursuant to a guaranty of delivery (i.e., five Business Days after the Expiration Date) will be mailed by the Subscription Agent to him within fifteen Business Days after the

Expiration Date. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the continental United States of America and payable to The European Warrant Fund, Inc.

         Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

         A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a notice of guaranteed delivery or a check.

         If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed for and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

         Holders who hold shares of Common Stock for the account of others, such as brokers, trustees or depositaries for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of such Right should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

         The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

         THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

         All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of Stock Certificates

         Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for such Shares has been received and cleared. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected. Participants in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") will be issued Rights for the shares held in their accounts in the Plan. Participants wishing to exercise such Rights must exercise such Rights in accordance with the procedures set forth above in "Method of Exercise of Rights" and "Payment for Shares." Such Rights will not be exercised automatically by the Plan. Plan participants exercising their Rights will receive their Primary and Over-Subscription shares via an uncertificated credit to their existing account. To request a stock certificate, participants in the Plan should check the appropriate box on the Subscription Certificate. Such Shares will remain subject to the same investment option as previously selected by the Plan participant.

Foreign Restrictions

         Subscription Certificates will not be mailed to Record Date Stockholders whose addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise, sell or transfer the Rights. If the Subscription Agent has received no instruction from the Foreign Record Date Stockholder by 12:00 noon, New York time, two Business Days prior to the Expiration Date, the Subscription Agent will attempt to sell all Rights and remit the net proceeds, if any, to such stockholders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Federal Income Tax Consequences

         The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:


         1. The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

         2. The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises or sells the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon their respective fair market values immediately after the Right is issued; (b) to a holder of Common

    Stock to whom it is issued and who allows the Right to expire, zero; and
    (c) to anyone who purchases a Right in the market, the purchase price for a Right.

         3. The holding period of a Right received by a Record Date Stockholder includes the holding period of the Common Stock with regard to which the Right is issued.

         4. Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long- or short-term, depending on how long the Right has been held, in accordance with paragraph 3 above. A Right issued with regard to Common Stock will be a capital asset in the hands of the person to whom it is issued if the Common Stock was a capital asset in the hands of that person. If a Right is allowed to expire, there will be no loss realized unless the Right had been acquired by purchase, in which case there will be a loss equal to the basis of the Right.

         5. If the Right is exercised by the Record Date Stockholder, the basis of the Common Stock received will include the basis allocated to the Right and the amount paid upon exercise of the Right.

         6. If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

         7. Gain recognized by a foreign stockholder on the sale of a Right will be taxed in the same manner as gain recognized on sale of Fund Shares. See "Taxation--United States Federal Income Taxes--Foreign Shareholders."

         The Fund is required to withhold and remit to the U.S. Treasury 31% of reportable payments paid on an account if the holder of the account provides the Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he is not subject to such withholding. The 31% withholding tax is not an additional tax. Any amount withheld may be credited against the holder's U.S. federal income tax liability.

         The foregoing is only a summary of the applicable federal income tax laws and does not include any state or local tax consequences of the Offer. Exercising Rights Holders should consult their own tax advisers concerning the tax consequences of this transaction. See "Taxation."

Notice of Net Asset Value Decline

         The Fund has, as required by the SEC's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of any such decline and permit Exercising Rights Holders to cancel their exercise of Rights.

Employee Plan Considerations

         Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh Plans of self-employed individuals and Individual Retirement Accounts (collectively, "Plans") should be aware that additional contributions of cash in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under section

401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of section 415 of the Code or other qualification rules to be violated. Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

         Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

         ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (covering purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).


         Due to the complexity of these rules and the penalties for noncompliance, Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

                                    THE FUND

         The European Warrant Fund, Inc., incorporated in Maryland on May 23, 1990, is a non-diversified, closed-end management investment company registered under the Act. The Fund's Common Stock is listed on the New York Stock Exchange under the trading symbol "EWF."

         The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers. It is the policy of the Fund, under normal market conditions, to invest substantially all of its total assets, but in no event less than 65% of its total assets, in European warrants. "European warrants" are defined as equity warrants, index warrants, basket warrants, covered warrants, interest rate warrants and long-term options of, or relating to, European issuers. For a description of these instruments, see "Investment Objective and Policies."

         The Fund does not concentrate its investments in any particular country or countries; there are no prescribed limits on geographic asset distribution within Europe and, from time to time, a significant portion of the Fund's assets may be invested in issuers based in as few as three European countries. Under current market conditions, the Fund intends to invest primarily in warrants of Western European issuers. The Fund may invest up to 10% of its total assets in Eastern European equity securities or warrants.

         The Fund completed an initial public offering of 6,000,000 shares of its Common Stock in July 1990, raising approximately $72,000,000.

         The Fund completed a transferable rights offering in September 1993 which permitted Shareholders to acquire, at a subscription price of $10.75, one new share for every three rights held as of the record date of such rights offering. All of the rights issued by the Fund pursuant to the rights offering completed in September 1993 were exercised. As a result, 2,018,037 new shares of Common Stock were issued with net proceeds to the Fund of approximately $21,694,000. All of the net proceeds from the exercise of the rights issued pursuant to the prior rights offering have been invested in new securities in accordance with the Fund's investment objective.

         In December 1997, the Fund declared a capital gain distribution payable in cash or in additional Shares of the Fund at the option of the Shareholder. Approximately 63% of the Fund's Shareholders elected to receive additional Shares of the Fund. As a result of the Optional distribution, 2,522,055 new shares of the Fund's Common Stock were issued with net proceeds to the Fund of approximately $34,048,000.

The Growth and Development of the European Warrant Market


         The European warrant market commenced its development in the 1970's, but the real growth in the market did not begin until the late 1980's. During the five and one-half year period from January 1988 to June 1993, the capitalization of the European single equity warrant market more than quadrupled from $9 billion with 490 issues outstanding to $36 billion with 1,300 issues outstanding. From June 1993 to March 1998, the capitalization tripled to over $125 billion with over 3000 issues outstanding. The eye of the total warrant market is at least two times bigger with the inclusion of index warrants and basket warrants.

         European warrants currently trade on the exchanges and over-the-counter markets in a number of countries. Germany and Switzerland have the largest single equity warrant market with total capitalization in excess of $67 billion and $38 billion, respectively. Other major warrant markets are Italy, France and the Netherlands with total market capitalization of more than $17 billion.

         European warrants have average maturities of approximately one year, with some German issues having maturities of as long as 10 years. The same warrant can be traded simultaneously on different exchanges in different currencies. Anomalies in pricing between markets and among individual issues in each market may provide added opportunity for an active fund manager to enhance the overall return of a European warrant portfolio.

         The majority of European warrants are issued by financial institutions and issued as covered warrants. There are currently over thirty financial institutions that issue covered European warrants. Some warrants have been issued by the companies themselves in conjunction with an issue of bonds or shares, although the warrants tend to trade separately from the bonds or shares after issue. Over the last several years there has been a significant increase in the issuance of covered warrants as financial institutions across Europe have attempted to meet the demand of investors by issuing warrants that are exercisable into shares of another company or a basket of securities. The majority of European equity and covered warrants are listed on the principal European exchanges.

         At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, so that price movements in the underlying security can be expected to be magnified in the price movements of the warrant. The Investment Adviser believes that this leveraged effect offers an attractive way to participate in the European equity markets.

         European stock options and futures markets are also experiencing rapid growth. Options began trading on the principal exchange in the Netherlands in 1978, on France's exchange in 1987. Today, stock options and futures markets are established in all EC, Scandinavian countries as well as Switzerland and Austria. Index futures may provide a mechanism to hedge a warrant portfolio, and this recent growth in the futures market may be expected to enhance the development of the European warrant markets. Currently, there are functional options and futures markets in all Western European countries. The Fund sees rapid growth of the options and futures trading markets in Eastern and Central Europe (Poland, the Czeck Republic, Hungary and Russia).

                                USE OF PROCEEDS

         The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately $__________, after deducting expenses payable by the Fund estimated at approximately $_______. The Investment Adviser anticipates that investment of such proceeds, in accordance with the Fund's investment objective and policies, will take up to six months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. Pending such investment in accordance with the Fund's investment objective and policies, the proceeds will be held in U.S. Government Securities (as defined below) and other short-term money market instruments.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

Dilution

         An immediate dilution of the aggregate net asset value of the shares owned by Record Date Stockholders is likely to be experienced as a result of the Offer because the Subscription Price is likely to be less than the then net asset value per share, and the number of shares outstanding after the Offer is likely to increase by a greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would have been the case had they fully exercised their Rights. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the net asset value per share will be at the Expiration Date or the number of rights that will be exercised, such dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription Price of $_____ is ____% below the Fund's net asset value per share on _________, 1998, the Fund's net asset value per share would be reduced by approximately $.__ per share.

         Investing in European warrants involves certain considerations not typically associated with investing in the securities of U.S. companies or the U.S. Government, including those discussed below.

Leveraging and Other Warrant Characteristics

         At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. This leveraging effect enables an investor to gain exposure to the underlying shares with a relatively low capital investment. However, it increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the investment in the warrant. Accordingly, investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price behavior of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

European Warrant Markets

         The European warrant markets are still relatively small as compared with European equity markets, and can at times be illiquid, which may affect the Fund's ability to acquire or dispose of warrants at a price and time that it wishes to do so. In addition, as a consequence of the relatively small size of the European warrant markets, at times of high volatility in the equity markets, the low levels of liquidity can cause significant price movements in the warrants, both upward and downward. Thus, the value of the Fund's shares can be expected to fluctuate more sharply than those of a fund investing primarily in European equity securities. Similar considerations apply to investments in European equity markets.

         Most of the warrants in which the Fund invests are listed on a European stock exchange and are regulated by the same authorities that govern equity securities on European exchanges. Nevertheless, European markets generally are not as highly regulated and supervised as U.S. securities markets. Consequently, the prices at which the Fund may acquire investments may be affected by trading on material non-public information and securities transactions by brokers in anticipation of transactions by the Fund. Commissions and other transaction costs on certain European exchanges on which warrants are traded may be higher than in the United States.

         The Fund acquires only covered warrants, index warrants, interest rate warrants and long-term options issued by entities deemed to be creditworthy by the Investment Adviser, who will monitor the creditworthiness of such issuers on an on-going basis. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, the Fund limits its holdings of covered warrants, basket warrants, index warrants, interest rate warrants and long-term options to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered by the Investment Adviser to have the capacity to meet their obligations to the Fund.

Currency Fluctuation

         The Fund invests principally in securities denominated in currencies of European countries. Accordingly, a change in the value of these currencies against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in those currencies. Such changes will also affect the Fund's income. The Fund could be required to liquidate portfolio securities to make distributions to shareholders if the foreign currency available for distribution declines in value relative to the U.S. dollar prior to the date of the distribution. Liquidating securities to make distributions could adversely affect the Fund's performance. If the exchange rate with respect to a currency in which a portfolio security is denominated declines between the time the Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they are incurred. The Fund may engage in an active program to hedge against currency fluctuations with respect to some portion or all of its portfolio holdings.

        The following table sets forth historical exchange rates per U.S. dollar for the European currencies listed:


                                              EXCHANGE RATES PER U.S. DOLLAR(1)
                                                                                                                       First
                                                                                                                       Quarter
                     1988        1989        1990        1991        1992      1993    1994     1995     1996    1997  1998
                  -------     -------    --------    --------    ---------     ----    ----     ----     ----    ----  ----
Austria             12.35       13.22       11.38       11.68       10.99
Schillings

Belgium             36.77       39.36       33.42       34.15       32.15
Francs

Denmark              6.73        7.30        6.19        6.40        6.04
Kroner

Finland              4.18        4.29        3.82        4.04        4.48
Markkaa

France               5.96        6.37        5.45        5.64        5.29
Francs

Germany              1.76        1.88        1.62        1.66        1.56
Deutschemarks

Greece             141.86      162.15      158.51      182.27      190.62
Drachma

Ireland              1.53        1.42        1.66        1.62        1.71
Pounds(3)

Italy Lira       1,301.60    1,370.95    1,198.10    1,240.60    1,232.40


Netherlands          1.98        2.12        1.82        1.87        1.76
Guilders

Norway               6.52        6.90        6.26        6.48        6.21
Kronor

Portugal           143.95      157.20      142.55      144.48      135.00
Escudos

Spain              116.49      118.32      101.93      103.91      102.38
Pesetas

Sweden               6.13        6.44        5.92        6.05        5.82
Kronor

Switzerland          1.46        1.63        1.39        1.43        1.41
Francs

Turkey Lira      1,422.30    2,094.15    2,608.60    4,171.80    6,872.40

United Kingdom
Pounds

Sterling(2)          1.78        1.64        1.79        1.77        1.77

ECU(2)(3)            1.18        1.10        1.27        1.24        1.30


(1) Exchange rates are averages for the year or period shown.

(2) Data are those for US$ per local currency.

(3) The European Currency Unit ("ECU") is based on a basket of currencies of the member countries of the EC.

Sources:[IMF, International Financial Statistics, August, 1993, except for the
        Second Quarter 1993 for Turkey which is from Reuters noon buying rates.]

Political and Economic Factors

         The economies of individual European countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Government actions could have a significant effect on economic conditions in a country, which could affect private sector companies and the Fund, and on market conditions and prices of securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or diplomatic developments (including war) could adversely affect the assets of the Fund held in particular European countries. In addition, foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees.

         European companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. Consequently, the financial statements of certain issuers may not reflect their financial position or results of operations as those amounts would appear had they been prepared in accordance with U.S. generally accepted accounting principles. In addition, there may be less publicly available information about such companies compared to reports and ratings published about U.S. companies. Further, there is generally less government supervision and regulation of European securities exchanges, underwriters, brokers, dealers and listed companies than in the United States.

         The Fund may invest up to 10% of its assets in Eastern Europe. Investing in the securities of issuers in these markets involves certain additional considerations not usually associated with investing in securities of issuers in more developed capital markets, including the following: (i) political and economic considerations, such as greater risks of expropriation and nationalization and less social, political and economic stability; (ii) the modest size of the markets for such securities, the moderate volume of trading, the limited liquidity and price volatility; (iii) restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private and foreign investments and private property. Applicable accounting and financial reporting standards in Eastern Europe may be substantially different from U.S. accounting standards and, in certain Eastern European countries, no reporting standards may exist. Consequently, substantially less information is available to investors in Eastern Europe, and the information that is available may not be conceptually comparable to, or prepared on the same basis as, that available in more developed capital markets, which may make it difficult to assess the financial status of particular companies. In addition, the currencies of some Eastern European countries are not currently freely convertible into other currencies and are not internationally traded. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that the Fund's investments in Eastern Europe, if any, would not also be expropriated, nationalized or otherwise confiscated, in which case the Fund could lose its entire investment in untry involved. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring.

Year 2000 and European Monetary Union Risks

         Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers and counter-parties do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

         The Fund is also taking steps to ensure that there will be no accommodations necessary for the Fund to prepare for the upcoming EMU conversion. The EMU is scheduled to begin on January 1,

1999 and will ultimately result in the replacement of certain European currencies with the "Euro." At this time, there can be no assurance that these steps will be sufficient to avoid adverse impact on the Fund.

The Fund's Investments and Operations

         Although the Fund invests primarily in listed securities, it may invest up to 25% of its assets in the aggregate in unlisted warrants and equity securities and warrants to subscribe for or acquire unlisted securities, including investments in new and early stage companies, which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to publicly traded securities.

         The Fund's annual operating expenses are higher than those of many other investment companies of comparable size, but are believed by the Fund's management to be appropriate in light of the specialized nature of the Fund and the efforts and resources that are required in order to pursue the Fund's investment objective and policies. The Fund's annual expenses are comparable to those paid by many other closed-end investment companies investing outside the United States.

         Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the fund's net asset value will decrease. The Fund cannot predict whether its shares will trade at, below or above net asset value. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because for those investors, realization of gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

         The Fund protects the value of its portfolio holdings against currency risks by engaging in an active hedging program. The Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stocks, write covered call and put options on stocks and enter into stock index futures contracts and related options. For a description of such hedging strategies, see "Investment Objective and Policies--Certain Investment Strategies." There can be no guarantee that suitable hedging instruments will always be available at the time when the Investment Adviser wishes to use them. Moreover, investors should be aware that in some European countries the markets for certain of these hedging instruments are not highly developed and that in certain European countries no such markets currently exist.

                          DESCRIPTION OF COMMON STOCK

         The Fund is authorized to issue 100,000,000 shares of common stock, par value $.001 per share. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding and those Shares offered hereby, when issued and paid for pursuant to the terms of the Offer, will be fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights.

         Set forth below is information with respect to the Common Stock as of March 31, 1998.


                                           Amount Held by Fund            Amount Outstanding Exclusive
                                               for Its Own                 of Shares Held by Fund for
Amount Authorized                                Account                         Its Own Account
-----------------                                --------                        ---------------
100,000,000 shares .....................        0 shares                           0 shares

         The number of shares outstanding as of _________, 1998 adjusted to give effect to the issuance of all the Shares pursuant to the Offer, would be
_________.

         The Fund's shares are listed and traded on the New York Stock Exchange. The average weekly trading volume of the Common Stock on the New York Stock Exchange during the fiscal year ended March 31, 1998 was _______ shares. The following table sets forth for the quarters indicated the high and low closing prices on the New York Stock Exchange per share of Common Stock and the net asset value and the premium or discount from net asset value at which the Common Stock was trading, expressed as a percentage of net asset value, at each of the high and low closing prices provided.



                                        Quarterly High Price                        Quarterly Low Price
                              ------------------------------------------  ------------------------------------------
                                                           Premium                                        Premium
                              Net Asset                   (Discount)         Net Asset                   (Discount)
                                Value       NYSE Price     to NAV             Value       NYSE Price       to NAV
                             ----------    -----------    --------------  -------------  -----------   -------------
06/30/95 ................                                             %                                          %

09/30/95 ................                                             %                                          %

12/31/95 ................                                             %                                          %

03/31/96 ................                                             %                                          %

06/31/96 ................                                             %                                          %

09/30/96 ................                                             %                                          %

12/31/96 ................                                             %                                          %

03/31/97 ................                                             %                                          %

06/30/97 ................                                             %                                          %

09/30/97 ................                                             %                                          %

12/31/97 ................                                             %                                          %

03/31/98 ................                                             %                                          %

         Since the commencement of the Fund's operations, the Fund's shares have generally traded in the market at a discount to net asset value.

         For the net asset value per share and the reported sales price of a share of the Fund's Common Stock on the New York Stock Exchange as of a recent date, see "The Offer--The Subscription Price."

         The Fund has no present intention of offering additional shares of Common Stock other than pursuant to the Offer, except that additional shares may be issued under the Plan. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan; and Dividend Reinvestment Privilege." Other offerings of shares of Common Stock, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the Act that shares of Common Stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding shares of Common Stock.

Future Actions Relating to a Discount in the Price of the Fund's Shares

         The market price of the Fund's shares will be determined by, among other things, the supply and demand for Fund shares, the Fund's investment performance and investor perception of the Fund's overall attractiveness as an investment as compared with alternative investments. The Fund's Bylaws provide that if, at any time during or after the fifth year following the initial public offering of shares, shares of the Fund's Common Stock publicly trade for a substantial period of time at a substantial discount from the Fund's then current net asset value per share, the Board of Directors of the Fund will consider, at its next regularly scheduled meeting, taking various actions designed to eliminate the discount. The actions considered by the Board of Directors may include periodic repurchases of shares or recommending to shareholders amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company. There can be no assurance that the Fund will convert to an open-end investment company or that share repurchases will be made or that, if made, they will reduce or eliminate market discount. Although the Board of Directors has authorized the Investment Adviser to repurchase up to 10% of the Fund's shares when the discount to net asset value is at least 15%, the Fund has not repurchased any of its shares and does not currently contemplate doing so. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchases would cause the Fund's total assets to decrease, which may have the effect of increasing the Fund's expense ratio. In considering whether to recommend to shareholders the conversion of the Fund to an open-end investment company, the Board would consider a number of factors, including whether the Fund's ability to operate in accordance with its investment policies may be impaired as a result. In light of the longstanding position of the U.S. Securities and Exchange Commission that illiquid securities may not exceed 15% of the total assets of a registered open-end investment company, any attempt to convert the Fund to such a company would have to take into account the percentage of illiquid securities in the Fund's portfolio at the time, and other factors. The Fund cannot predict whether on this basis it would be able to effect any such conversion or whether, if relief from the U.S. Securities and Exchange Commission's position were required, it could be obtained. In the absence of such relief, the Fund would be required to sell illiquid investments exceeding permissible levels.

Certain Provisions of the Articles of Incorporation and By-Laws


         The Fund presently has provisions in its Articles of Incorporation and By-Laws which could have the effect (i) of limiting the ability of other entities or persons to acquire control of the Fund, (ii) to cause it to engage in certain transactions or (iii) to modify its structure. The Board of Directors is divided into three classes, each having a term of three years. Each year the term of one class of directors expires and directors are elected to serve in that class for a term of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only by a vote of at least 75% of the shares of the Fund entitled to be voted on the matter.

         In addition, conversion of the Fund from a closed-end to an open-end investment company requires the affirmative vote of at least 75% of the directors and of the holders of 75% of the shares of the Fund unless approved by at least 75% of the Continuing Directors, as defined below, in which case the number of shares required to approve such transaction under applicable law shall be required.

         If the Fund were to be converted into an open-end investment company, it could be restricted in its ability to redeem its shares (otherwise than in kind) because there can be no assurance that the Fund could realize the then market value of the portfolio securities the Fund would be required to liquidate to meet redemption requests.

         The affirmative votes of at least 75% of the directors and the holders of at least 75% of the shares of the Fund are required to authorize any of the following transactions:

         (i) merger, consolidation or share exchange of the Fund with or into any other person;

         (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund;

         (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions of the Fund in the ordinary course of its business (transactions within clauses
    (i) and (ii) and this clause (iii) each being known individually as a "Business Combination");


         (iv) any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Fund's Articles of Incorporation to terminate its existence; and

         (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

         However, a 75% shareholder vote will not be required with respect to the transactions described in (i) through (iv) above (A) if they are approved by a vote of at least 76% of the Continuing Directors (as defined below), in which case the number of shares required to approve such transaction under applicable law shall be required or (B) in the case of a Business Combination, if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Fund and various other requirements are satisfied, in which case the number of shares required to approve such transaction under applicable law shall be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.

         Reference is made to the Articles of Incorporation and By-Laws of the Fund on file with the Securities and Exchange Commission for the full text of these provisions. See "Further Information." These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Board of Directors, however, these provisions offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the Act, are in the best interests of shareholders generally.

         A "Continuing Director" is any member of the Board of Directors of the Fund (i) who is not a person or affiliate of a person who enters or proposes to enter into a Business Combination with the Fund (such person or affiliate, an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months (or since the commencement of the Fund's operations, if less than 12 months), or is a successor of a Continuing Director who is unaffiliated with an Interested Party of the Fund and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund.

                       INVESTMENT OBJECTIVE AND POLICIES


General

         The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers. The Fund may invest in up to 10% of its total assets in Eastern European equity securities or warrants. The Fund's investment objective cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (a) 67% or more of the shares of the Fund's Common Stock present at a meeting of shareholders, if the holders of 50% of the outstanding shares are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares. No assurance can be given that the Fund's investment objective will be achieved. Due to the risks inherent in international investing generally, the Fund should not be considered as a complete investment program.

         The Fund's policy, under normal market conditions, is to invest substantially all of its total assets, but in no event less than 65% of its total assets, in European warrants. As noted above, the Fund's holdings of European warrants consist of equity warrants, index warrants, covered warrants, interest rate warrants and long-term options of, or relating to, European issuers. The Fund may invest up to 25% of its assets in interest rate warrants.

     o Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a date certain or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock.

     o Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed time period. Index warrant transactions settle in cash.

     o Basket warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase in the case of a call or sell, in the case of a put, a portfolio of typically three to ten single equities which are either sector or regionally oriented. Basket warrants transactions settle cash.

     o Covered warrants are rights created by an issuer, typically a financial institution, normally entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may also entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered, partially covered or not covered at all. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer's group or by a custodian or other fiduciary for the holders of the covered warrants. To the extent that a covered warrant is not covered, the issuer accepts an obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).

     o Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or may settle in cash.

     o Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial term of one year or more, but generally have terms of between three and five years. At present long-term options are only traded in the Netherlands, where a distinct warrant market does not currently exist. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterpart. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

         European issuers are defined as (1) issuers whose securities are traded principally on a stock exchange or over-the-counter market in Europe, (2) issuers that derive 50% or more of their total revenues from goods produced, sales made or services performed in Europe, (3) companies organized under the laws of a European country, the securities of which are publicly traded on recognized securities exchanges outside Europe, (4) the government of a European country, its agencies or instrumentalities or its central bank and (5) investment companies that invest at least 65% of their total assets in European securities. For purposes of the Fund's policy of investing at least 65% of its total assets in warrants of European issuers, the "issuer" of a covered warrant is considered to be the company the outstanding securities of which underlie the covered warrant and not the entity creating the warrant.


         Equity warrants are primarily created by financial institutions and issued as covered warrants. Some existing equity warrants, however, are issued in conjunction with an issue of bonds or shares, although they may also be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. The Fund will not buy bonds with warrants attached. Most warrants trade in the same currency as the underlying stock ("domestic warrants"), but may also be traded in a different currency ("euro-warrants"). Equity warrants are traded on a number of European exchanges, principally in France, Germany, the Netherlands, Switzerland and the United Kingdom, and in over-the-counter markets.

         The Fund acquires only covered warrants, basket warrants, index warrants, interest rate warrants and long-term options issued by entities deemed to be creditworthy by the Investment Adviser, who will monitor the creditworthiness of such issuers on an on-going basis. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, the Fund limits its holdings of covered warrants, basket warrants, index warrants, interest rate warrants and long-term options to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered by the Investment Adviser to have the capacity to meet their obligations to the Fund.

         The portion of the Fund's assets that is not invested in warrants of European issuers may be invested in equity or debt securities of European and non-European corporate or governmental issuers and in short-term instruments as described below under "Temporary Investments." Equity securities that may be purchased by the Fund are common and preferred stock and debt securities convertible into common stock. Debt securities (other than Temporary Investments) that the Fund may acquire include bonds, notes and debentures of any maturity that are rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if unrated, are deemed by the Investment Adviser to be of comparable quality. Securities in the fourth highest grade may have speculative elements.

         For purposes of this Prospectus, unless otherwise indicated, Europe consists of Austria, Belgium, Denmark, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and Germany (together, "Western Europe"), plus Bulgaria, Czech Republic, Slovak Republic, Hungary, Poland, Romania and independent states which formerly comprised the country known as Yugoslavia and the newly Independent States of the ex-Soviet Union (together, "Eastern Europe"). Additional countries on the continent of Europe may be considered part of the Fund's definition of Europe and appropriate spheres of investment by the Fund as the securities markets of those countries develop. The Fund may invest up to 10% of its total assets in Eastern European equity securities or warrants.

         The Fund, under normal market conditions, is required to concentrate at least 25% of its assets in securities issued by banks or bank holding companies. In Europe, banks are the primary issuers of covered warrants.

         The Fund may purchase (a) covered warrants issued by banks or bank holding companies, (b) such derivative instruments, the underlying economic exposure of which is dependent upon the banking and bank holding company market, or (c) other debt and equity securities directly issued by banks and bank holding companies. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives. Furthermore, the Fund's investments may be largely influenced by the various competitive, regulatory and economic factors affecting bank holding companies and their subsidiary banks. Fiscal and monetary policies of governments and general economic and political conditions can affect the availability and cost of funds to banks, loan demand and asset quality and thereby impact the earnings and financial condition of banking institutions. Down-turns in the economy or in the general business cycle or depressed conditions in an industry, for example, will also adversely affect the quality or volume of a bank's loan portfolio, particularly if the portfolio is concentrated in the affected region or industry. The impact of a deteriorating economy or industry upon institutions depends, in part, on the size of the institutions, the extent to which they are involved in the type of lending or market affected, the duration of the softening in the affected area and the managerial and capital resources of the institutions.

         For temporary defensive purposes, the Investment Adviser may reduce its exposure to the European warrant markets and increase its holdings of European equity securities or invest in Temporary Investments (as described below).

         To the extent consistent with provisions of the Act and any administrative exemptions granted by the Commission, the Fund may invest in the securities of other investment companies. Absent special relief from the Commission, the Fund may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company of which such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of the company's expenses, and would remain subject to payment of the Fund's investment advisory and administrative fees with respect to assets so invested. Certain financial institutions issuing covered warrants and long-term options may be deemed to be investment companies and the Fund will limit its investment in securities of such issuers consistent with these limitations.

         The Fund may be prohibited under the Act from purchasing the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities. In a number of European countries, commercial banks act as securities brokers and dealers, investment advisers and underwriters or otherwise engage in securities-related activities, which may limit the Fund's ability to hold covered warrants, basket warrants, index warrants, interest rate warrants, over-the-counter options and other securities issued by banks.

         As a result of legal restrictions or market practices or both, the Fund, as a U.S. entity, may be precluded from purchasing shares in public offerings by certain European companies.

         The Fund's annual portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities for any given year by the average monthly value of the Fund's portfolio securities for such year. For purposes of this calculation, portfolio securities exclude purchase and sales of debt securities having a maturity at the date of purchase of one year or less. Portfolio turnover directly affects the amount of transaction costs that will be borne by the Fund. In addition, the sale of securities held by the Fund for not more than one year will give rise to shorter capital gain or loss for U.S. Federal income tax purposes. See "Taxation--United States Federal Income Taxes."

Temporary Investments

         The Fund may, for cash management purposes, invest an amount necessary to meet its operating expenses in certain short-term instruments and may, for temporary defensive purposes, invest up to 100% of its assets in certain short-term instruments. The short-term instruments in which the Fund may invest consist of (a) obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities); (b) bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency, including ECUs; (c) floating rate securities and other instruments denominated in any currency issued by (i) international development agencies, (ii) governments, their agencies and instrumentalities and their central banks and (iii) banks and other financial institutions and corporations located in countries that are members of the Organization for

Economic Cooperation and Development that are rated no lower than A-2 by S&P or P-2 by Moody's, or the equivalent from another rating service or, if unrated, deemed to be of equivalent quality by the Investment Adviser; (d) obligations of U.S. corporations that are rated no lower than A-2 by S&P or P-2 by Moody's, or the equivalent from another rating service or, if unrated, deemed to be of equivalent quality by the Investment Adviser; and (e) shares of money market funds that are authorized to invest in (a) through (d).

         Among the obligations of agencies and instrumentalities of the U.S. Government in which the Fund may invest are securities that are supported by the "full faith and credit" of the U.S. Government (such as securities of the Government National Mortgage Association), by the right of the issuer to borrow from the U.S. Treasury (such as those of the Export-Import Bank of the United States), by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as those of the Federal National Mortgage

Association) or by the credit of the U.S. Government instrumentality itself (such as those of the Student Loan Marketing Association).

         Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. The Fund will enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York, member banks of the Federal Reserve System or its Custodian and on securities issued by the governments of European countries, their agencies or instrumentalities with creditworthy parties in accordance with procedures established by the Fund's Board of Directors. The Fund will only enter into repurchase agreements pursuant to which the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Investment Adviser will monitor and mark to market the value of such securities daily to assure that the value equals or exceeds the repurchase price. The Investment Adviser also monitors the creditworthiness of parties to repurchase agreements under the Board of Director's general supervision. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Certain Investment Strategies

         Currency Hedging Transactions. The Investment Adviser may engage in an active program to fully or partially hedge the Fund's portfolio holdings against currency risks on an ongoing basis by entering into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. The extent to which the Fund's holdings will be hedged will vary from time to time depending on the Investment Adviser's assessment of the likelihood of fluctuations in exchange rates and their potential impact on the value of the Fund's assets in relation to the cost and liquidity of the hedging instrument.

         Forward Currency Contracts. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). With respect to the Fund's obligations to purchase or sell currencies under forward currency contracts, the Fund will set aside liquid assets with a value at least equal to the value of its obligations under the contracts.

         Currency Futures Contracts and Related Options. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The Fund may enter into currency futures contracts traded on commodity exchanges, including non-U.S. exchanges. On all U.S. exchanges and on many non-U.S. exchanges, parties to a futures contract must make initial "margin" deposits to secure performance of the contract. There are also requirements to make "variation" margin deposits from time to time as the value of the futures contract fluctuates. The Fund may not enter into currency futures contracts or stock index futures contracts or related options (as described below) if the aggregate amount of initial margin deposits on all such futures positions and premiums paid for unexpired options would exceed 5% of the fair market value of the Fund's total assets. With respect to futures contracts to purchase currency or stock indices (called "long" positions) and long positions in options on currency or stock index futures contracts, the Fund will set aside liquid assets at least equal to the value of the currency or index underlying the futures contracts. With respect to futures contracts to sell currency or stock indices (called "short" positions) and short positions in options on currency or stock index futures contracts, the Fund will create a segregated account like that established for long positions, will own the instruments or currency underlying the contract or will hold a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

         An option on a currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a currency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents that amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

         Options on Currencies. A put option on a currency gives the purchaser of the option the right to sell the currency at the exercise price on or before the expiration of the option. A call option on a currency gives the purchaser of the option the right to purchase the currency at the exercise price on or before the expiration of the option.

         The Fund may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange). The Fund generally will not enter into a forward or futures contract with a term greater than one year. There may be less protection against default on a forward contract than on a futures contract because a forward contract is a principal transaction and in many instances, unlike a U.S. futures contract, is not guaranteed by the clearing house of an exchange.

         The Fund may enter into forward currency exchange contracts and currency futures contracts in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a European currency, or when the Fund anticipates the receipt in a European currency of dividends or interest payments on such a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. The Investment Adviser may choose to lock in the price of securities or dividends or interest to be received in a currency other than the U.S. dollar when the Investment Adviser believes that doing so is in the best interest of the Fund. In addition, when the Investment Adviser believes that the currency of a particular country (the "hedged currency") may suffer a substantial decline against the U.S. dollar or against a major European currency, such as the Deutschemark or the ECU, it may enter into a forward or futures contract to sell, for a fixed amount of U.S. dollars or such European currency, as the case may be, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in the hedged currency (called a "short" position). The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options traded on exchanges.

         While the Fund may enter into forward, futures and options contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between movements in the Fund's portfolio holdings of securities denominated in a particular currency and changes in the value of forward, futures or options contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of exchange loss.

         Certain provisions of the Internal Revenue Code of 1986, as amended, may limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions. See "Taxation--United States Federal Income Taxes--The Fund and Its Investments."

         Stock Options. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stocks. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered call options. Unlike the Fund's holdings of long-term options, which generally have terms of between three and five years, stock options generally have maturities of three, six or nine months. A put option gives the holder the right to sell to the writer of the option an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option or (ii) securities convertible or exchangeable into the securities subject to the option.


         The Fund may write put and call options to generate current income or as hedges to reduce investment risk. The Fund may write put and call options on securities and foreign currencies and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. The Fund may only write put options on securities and foreign currencies up to 5% of the Fund's total assets. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder and underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by a Fund has the right to compel such Fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

         Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, such Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option's exercise over the greater of (i) the Fund's acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

         The Fund will write only covered options. Accordingly, whenever the Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, the Fund will either (1) deposit with its custodian in a segregated account with liquid assets having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it hold are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

         The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the over-the-counter market. Option writing for the Fund may be limited by position and exercise limits established by securities exchanges and the National Association of Securities Dealers, Inc. (the "NASD"). Furthermore, a Fund may, at times, have to limit its option writing in order to qualify as the regulated investment company under the Code. The Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Fund of options will depend on its Adviser's ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

         The Fund may purchase options on securities that are listed on securities exchanges or traded over the counter. As the holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to or on the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased.

         In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because premiums paid by the Fund on options are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

         Stock Index Futures Contracts and Related Options. The Fund may, for bona fide hedging purposes or for other appropriate risk reduction purposes permitted under regulations promulgated by the U.S. Commodity Futures Trading Commission, purchase and sell stock index futures contracts and purchase put and call options and write call options on stock index futures contracts, in each case that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the U.S. Commodity Futures Trading Commission. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the beginning and at the end of the contract period. There may be an imperfect correlation between the movement of the Fund's portfolio holdings and the movement of the stock index futures contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

         The Fund may purchase put and call options on stock index futures contracts and may write call options on stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to written options in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract operates in the same manner as an option on a currency futures contract (described above), except that it gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract instead of a currency futures contract.

         Interest Rate Futures Contracts. The Fund may purchase and sell interest rate futures contracts that are traded on regulated exchanges including non-U.S. exchanges to the client permitted by the Commodities Futures Trading Association. Interest rate futures contracts are standardized contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of debt security at a fixed date and price. When deemed advisable by the Adviser, the Fund may enter into interest rate futures contracts related options that are traded on U.S. or foreign exchanges. With respect to each long position in a interest rate futures contract, the underlying commodity value of such contract always will be covered by cash and cash equivalents or other liquid obligations set aside plus accrued profits held at the Fund's custodian or at the commodity dealer, or a corresponding chart position.

         Short Sales Against the Box. The Fund may make short sales of common stocks in order to increase its income if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or warrants convertible or exchangeable into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the common stock or convertible or exchangeable preferred stock or warrants in a special account with its custodian. Not more than 10% of the Fund's net assets (taken at current value)

may be held as collateral for such sales at any one time.

         Reverse Repurchase Agreements. In order to enhance current income, the Fund may enter into reverse repurchase agreements with respect to U.S. Government securities. A reverse repurchase agreement would obligate the Fund to sell a U.S. Government security to a financial institution, such as a bank or broker-dealer, and to repurchase a similar security at a later date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the Fund exceeding the yield on the securities sold. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities, and are considered to be borrowings by the Fund under the Act. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

         Lending Portfolio Securities. The Fund may lend portfolio securities to recognized U.S. and foreign brokers, dealers and banks. The Fund's loans of securities will be collateralized by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder." The Fund will comply with the following conditions whenever it loans securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. In lending securities to U.S. and foreign brokers, dealers and banks, the Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

         Non-Diversified Status. The classification of the Fund as a

"non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

                            INVESTMENT RESTRICTIONS

         The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the restrictions listed below, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund's portfolio. Fund policies that are not fundamental may be modified by the Board of Directors if, in the reasonable exercise of the Board's business judgment, modification is determined to be necessary or appropriate to carry out the Fund's objective. Under its fundamental restrictions, the Fund may not:

         1. Invest 25% or more of the total value of its assets in the securities of issuers in any single industry except that, under normal market conditions, the Fund will invest not less than 25% of the total value of its assets in securities of issuers in the banking industry. This restriction does not apply to investments in U.S. Government securities.

         2. Issue senior securities, borrow or pledge its assets, except that
(a) the Fund may borrow from a lender for temporary or emergency purposes or in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and when such borrowings are combined with reverse repurchase agreements, in an aggregate amount not exceeding 33 1/3% of its total assets (not including the amounts borrowed) and may also pledge its assets to secure such borrowings, and (b) the Fund may enter into reverse repurchase agreements; provided that the Fund may borrow pursuant to (a) or (b) an amount not exceeding 33 1/3% of its total assets (not including the amount borrowed) for the purpose of obtaining amounts necessary to make distributions for qualification as a regulated investment company or to avoid imposition of an excise tax under U.S. laws and to pay Fund expenses, and not for the purpose of leveraging. Additional investments will not be made when borrowings exceed 5% of the Fund's assets. For the purpose of this investment restriction, collateral arrangements in connection with options, futures or forward currency contracts are not deemed to be an issuance of senior securities, a borrowing or a pledge of assets.

         3. Lend money to other persons except through the purchase of debt obligations, loans of its portfolio securities, loans or participation interests in loans and the entering into of repurchase agreements or reverse repurchase agreements consistent with the Fund's investment objective and policies.

         4. Make short sales of securities or maintain a short position in any security; provided that the Fund may make short sales "against the box."

         5. Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts, futures contracts or related options or other option transactions.

         6. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

         7. Purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward and futures contracts and options on futures contracts and may purchase options on currencies to the extent permitted under applicable law.

         8. Make investments for the purpose of exercising control over, or management of, the issuers of any securities.

         For purposes of Investment Restriction No. 1, the issuer of a covered warrant, an index warrant, interest rate warrants or a long-term option is the entity creating the warrant and, in the case of a covered warrant or a long-term option, the company the securities of which underlie the warrant.

                             MANAGEMENT OF THE FUND

Directors and Officers

         The names and addresses of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other organizations and companies. Directors who are "interested persons" of the Fund, as defined by the Act, are indicated by an asterisk.


                                                                            Principal Occupations during

Name and Address                         Position(s) with Fund                      Past Five Years
----------------                         ---------------------            ---------------------------------------
Bernard Spilko*                          Chairman of the Board            Senior Vice President, Bank Julius
330 Madison Avenue                                                        Baer & Co., Ltd.; Director and Managing
New York, New York 10017                                                  Director, Julius Baer & Co., Ltd.;
                                                                          Director, Baer American Banking
                                                                          Corporation

Martin Vogel*                            Director                         Director of the Legal and Tax Department, Julius Baer
                                                                          Investment Fund Services Ltd (Zurich) (1996-present);
                                                                          Attorney, Schaufelberger & van Hoboken (1994-1996);
                                                                          Attorney, Rohner & Parther (1993-1994); Attorney,
                                                                          Rinderknecht Schaulfelberger Claus & Stadelhofer (prior to
                                                                          1993) Secretary of the Board of Directors of the
                                                                          Luxembourg domiciled investment companies and of Julius
                                                                          Baer Investment Funds, Ltd (1996-present), Trustee of BJB
                                                                          Investment Funds (1997-present)

Lawrence A. Fox                          Director                         Consulting economist
6206 Lakeview Drive
Falls Church, Virginia 22041

Antoine Bernheim                         Director                         President, Dome Capital Management
405 Park Avenue                                                           Inc.; President, The U.S. Offshore
New York, New York 10174                                                  Funds Directory Inc.

Harvey B. Kaplan                         Director                         Controller (Chief Financial Officer),
80 Voice Road                                                             Easter Unlimited, Inc. (manufacturer).
Carle Place, New York 11514

Robert Discolo                           President                        Vice President, Bank Julius Baer & Co.,
330 Madison Avenue                                                        Ltd. and Julius Baer Securities; prior
New York, New York  10017                                                 to July 1991,
                                                                          Assistant Controller (Partnerships)
                                                                          Merrill Lynch & Co

Hansruedi Huber                          Chief Investment                 Senior Vice President, Julius Baer
36 Bahnhoffstrase                        Officer and Senior Vice          Securities;
8001 Zurich, Switzerland                 President                        First Vice President, Bank Julius Baer
                                                                          & Co., Ltd.

Philipp Burger                           Vice President and Investment    Vice President, Julius Baer Asset
                                         Officer                          Management;
                                                                          Vice President, Julius Baer Securities,
                                                                          Inc.

Michael Quain                            Treasurer, Chief Financial       Vice President of Bank Julius Baer & Co.,
age 40                                   Officer and Secretary            Ltd (New York Branch) and Julius Baer
                                                                          Securities Inc.

Jack W. Clark                            Assistant Treasurer              Director, Investors Bank & Trust Company.
 age ___

Paul J. Jasinski                         Assistant Treasurer              Managing Director, Investors Bank & Trust
 age ___                                                                  Company.

Susan Mosher                             Assistant Secretary              Director, Investors Bank & Trust Company,
 age ___                                                                  since 1994; Manager, Business Assurance,
                                                                          Coopers & Lybrand 1988-1994.

Andrew S. Josef                          Assistant Secretary              Director, Investors Bank & Trust Company.
 age ___


-------------------
* "Interested person" of the Fund, as defined in the Act.

         The Board of Directors of the Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. The term of Mr. Fox expires in 1999; the term of Messrs. Spilko, Kaplan and Gibbons expires in 2000; the term of Messrs. Bernheim and Vogel expires in 2001. See "Description of Common Stock--Certain Provisions of the Articles of Incorporation and By-Laws."

         Messrs. Vogel, Huber and Burger are residents of Switzerland and a substantial portion of each one's assets is located in Switzerland. Messrs. Huber, Burger and Vogel have authorized the Investment Adviser as their agent for service of process in the United States. Nevertheless, it may be difficult for investors to enforce, in United States courts, judgments against them obtained in such courts predicated on the civil liability provisions of the United States securities laws. In addition, there is doubt as to the enforceability in Swiss courts of liabilities predicated solely upon the United States securities laws, whether or not such liabilities are based upon judgments of courts in the United States.

Remuneration of Directors and Officers

         Each Director who is not a director, officer or employee of the Investment Adviser or the Administrator or any of their affiliates receives a fee of $7,500 per annum plus $250 per meeting attended, and reimbursement for travel and out-of-pocket expenses. The Board of Directors held four meetings during the fiscal year ended March 31, 1998, and all of the Directors attended at least 75% of the Board and Committee meetings of which he was a member. The aggregate remuneration paid to the Directors by the Fund for the fiscal year ended March 31, 1998, amounted to $36,868 (including reimbursement for travel and out-of-pocket expenses).

         The following table provides estimated fees to be paid to each Director of the Fund for the fiscal year ended March 31, 1998.



                       Aggregate        Pension or Retirement      Estimated Annual    Total Compensation From
  Name of             Compensation      Benefits Accrued As        Benefits Upon       Fund And Fund Complex
   Fund                From Fund        Part of Fund Expenses         Retirement          Paid To Directors

Bernheim                $8,500                  $0                       $0                    $8,500
Fox                      8,500                   0                        0                     8,500
Gibbons                  8,500                   0                        0                     8,500
Kaplan                   8,750                   0                        0                     8,750


Limitation of Directors' and Officers' Liability

         The Articles of Incorporation and By-Laws of the Fund provide that the Fund will indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund to the fullest extent permitted by law. In addition, the Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. No insurance obtained by the Fund shall protect or purport to protect officers or directors, the Investment Adviser, the investment sub-adviser or any principal underwriter of the Fund against any liability to the Fund or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

         Julius Baer Securities, located at 330 Madison Avenue, New York, New York 10017, has served as investment adviser to the Fund since the Fund's commencement of operations on July 17, 1990. The Investment Adviser, which is registered as an investment adviser under the Investment

Advisers Act of 1940, as amended, was organized in 1962 under the laws of the State of Delaware. The Investment Adviser is a wholly-owned subsidiary of Julius Baer Holding Ltd., located in Zurich, Switzerland, and is an affiliate of Bank Julius Baer & Co., Ltd. ("Bank Julius Baer"). Julius Baer Holding Ltd. has assets under management in global securities of approximately $59 billion.

The Advisory Agreement

         The investment advisory agreement dated July 16, 1990 (the "Advisory Agreement") between the Fund and the Investment Adviser was most recently submitted to and approved by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund, the Investment Adviser or the Administrator ("Non-Interested Directors"), on March 11, 1998. Under the terms of the Advisory Agreement, the Investment Adviser is required, subject to the supervision and approval of the Directors of the Fund, to manage the Fund's portfolio of investments in accordance with the stated investment objective and policies of the Fund. The Investment Adviser is responsible for making investment decisions, supplying investment research and portfolio management services and placing purchase and sale orders for portfolio transactions. Although the Investment Adviser is fully independent and autonomous in making investment decisions and in rendering investment advice, it has access to the extensive research and other resources of Bank Julius Baer and its affiliates. For its services to the Fund, the Investment Adviser is paid a fee computed weekly and paid quarterly at an annual rate of 1.25% of the Fund's average weekly net assets. Pursuant to the Advisory Agreement, the Fund incurred a total of $2,379,293, $1,467,244 and $980,620 in investment advisory fees, net of investment advisory fees waived of $0, $0 and $90,940 for the fiscal year ended March 31, 1998, 1997, and 1996.

         The Advisory Agreement provides that the Investment Adviser shall not be liable for, and shall be indemnified against, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.

Portfolio Management

         Hansruedi Huber, Chief Investment Officer of the Fund, has managed the Fund's assets since June 24, 1992. Mr. Huber has been employed as a Senior Vice President with the Investment Adviser and is currently also a Senior Vice President and member of the management committee with Julius Baer Asset Management Ltd. Phillip Burger serves as the co-portfolio manager of the Fund. Mr. Burger has been employed as a Vice President of the Investment Adviser since January, 1997 and a Vice President of Julius Baer Asset Management since May 1998. For a list of Messrs. Huber's and Burger's other affiliations, see "Management of the Fund--Directors and Officers."

The Administrator and Administration Agreement

         Investors Bank & Trust Company serves as the Fund's administrator pursuant to an agreement with the Fund (the "Administration Agreement"). The Administrator is located at 200 Clarendon Street, Boston, MA 02116. The Fund will pay the Administrator, for services rendered to the Fund as Administrator, and as the Fund's custodian, an aggregate monthly fee computed at the annual rate of 0.12% of the value of the Fund's average weekly net assets, subject to an annual minimum charge of $240,000, plus certain out-of-pocket expenses and transaction expenses. Investors Bank & Trust Company is also paid $5,000 per month for acting as the Fund's Transfer Agent.

         Pursuant to the Administration Agreement, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law, the Administrator will generally assist in all aspects of the Fund's administration and operation. Among other things, the Administrator will provide to the Fund statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and certain other services (including calculation of the net asset value of the Fund's shares) required by the Fund, prepare reports to shareholders and prepare tax returns and reports to and filings with the Commission and state Blue Sky authorities. The Administrator does not assist in nor is it responsible for investment decisions involving assets of the Fund.

         As of March 31, 1998, the Administrator provided accounting and/or administrative services for 54 investment companies (or portfolios) and investment partnerships, with combined total assets of approximately $155 billion.

         For the fiscal years ended March 31, 1998, 1997, and 1996, the Fund paid the Administrator $404,835, $363,294 and $327,940, respectively, for administration and custody services. For the fiscal years ended March 31, 1998, 1997, and 1996, the Fund paid Investors Bank & Trust Company $60,000, $60,000 and $96,800, respectively, in transfer agency fees.

Duration and Termination; Non-Exclusive Services

         The Advisory Agreement became effective on July 16, 1990, the date the Fund's registration statement was declared effective by the Commission. The Advisory Agreement is effective from year to year if approved annually (1) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the Directors who are not parties to the Advisory Agreement or the Sub-Advisory Agreement or "interested persons" (as defined in the Act) of any such party. The Advisory Agreement terminates on its assignment by any party and may be terminated without penalty on 60 days' written notice at the option of any party or by vote of the shareholders of the Fund. The Administration Agreement is terminable upon 60 days' notice by either party.

         The services of the Investment Adviser and the Administrator are not deemed to be exclusive, and nothing in the relevant service agreements will prevent any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

Payment of Expenses

         For purposes of the calculation of the fees payable to the Investment Adviser and the Administrator, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week. Both the fees payable to the Investment Adviser and the fees payable to the Administrator, aggregating 1.37% of the Fund's average weekly net assets annually, exceed comparable fees paid by most other investment companies.

         The Investment Adviser pays expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all directors of the Fund who are affiliated with those companies or any of their affiliates. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, advisory and administration fees, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodians, any sub-custodians and transfer and dividend-paying agent, expenses in connection with the Dividend Reinvestment and Cash Purchase Plan, Commission fees, fees and expenses of unaffiliated directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, directors' and officers' liability insurance coverage, interest, brokerage costs and stock exchange fees, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states and foreign jurisdictions, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Decisions to buy and sell all securities and other instruments for the Fund are made by the Investment Adviser subject to the overall review of the Fund's Board of Directors. Portfolio transactions for the Fund are placed on behalf of the Fund by persons authorized by the Investment Adviser. The Investment Adviser and its respective affiliates manage other accounts that invest in European warrants and equity securities. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its respective affiliates, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Investment Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each are allocated in a manner believed by the Investment Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. The Fund may utilize Bank Julius Baer and its affiliates in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Commission when the Investment Adviser believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities for which Bank Julius Baer or its affiliates have acted as agent to or for issuers in the placement of the securities, consistent with applicable rules adopted by the Commission or regulatory authorization, if necessary.

         Transactions on U.S. and some foreign stock exchanges involve the payment of negotiated brokerage commissions, which vary among different brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers in the over-the-counter markets include an undisclosed dealer's mark-up or mark-down.

         In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, the Investment Adviser seeks the best overall terms available. The Advisory Agreement provides that, in assessing the best overall terms available for any transaction, the Investment Adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Investment Adviser, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to pay a broker a commission in excess of that which another broker may have charged for the transaction in recognition of brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. Research services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The fees payable under the Advisory Agreement are not reduced as a result of the Investment Adviser's receiving such brokerage and research services.

         The Fund's Board of Directors periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. For the fiscal years ended March 31, 1998, 1997, and 1996, the aggregate dollar amount of brokerage commissions paid by the Fund was $137,039, $294,098 and $345,433, respectively. Over such periods of time, the Fund paid brokerage fees to Bank Julius Baer New York, Bank Julius Baer Frankfurt and Bank Julius Baer Zurich (collectively) (affiliates of the Investment Adviser) in the amounts of $20,714, $52,301 and $106,489, respectively. For the fiscal year ended March 31, 1998, the Fund paid Bank Julius Baer New York, Bank Julius Baer Frankfurt and Bank Julius Baer Zurich 15% of all brokerage commissions. For the fiscal year ended March 31, 1998, the percentage of portfolio transactions on which the Fund paid a brokerage commission to an affiliate based on the aggregate value of the portfolio transactions, was 18.6%.

Portfolio Turnover

         The Fund's portfolio turnover rates for the fiscal years ended March 31, 1998 and March 31, 1997 were 95% and 191%, respectively. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. High portfolio turnover rates will result in greater dealer markups or underwriting commissions as well as generating additional transaction costs.

                        DETERMINATION OF NET ASSET VALUE

         Net asset value is calculated (a) no less frequently than weekly, (b) on the last business day of each month and (c) at any other times determined by the Fund's Board of Directors. Net asset value is calculated by dividing the value of the Fund's net assets (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted in the securities (but if bid and asked quotations are available, at the mean between the last current and asked prices, rather than the quoted closing price). Forward contracts are valued at the current cost of covering or offsetting the contracts. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities are valued as determined in good faith by the

Board of Directors. In making this determination, the Board considers, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days, unless this is determined by the Board of Directors not to represent fair value. All other securities and assets are taken at fair value as determined in good faith as prescribed by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value.

                          DIVIDENDS AND DISTRIBUTIONS;
                    DIVIDEND REINVESTMENT AND CASH PURCHASE;
                      AND DIVIDEND REINVESTMENT PRIVILEGE

         The Fund distributes to shareholders annually substantially all of its investment company taxable income. Investment company taxable income includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers) which it intends to do.

         Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder is deemed to have elected, unless the Plan Agent is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by Investors Bank & Trust Company, the Fund's transfer agent (the "Transfer Agent"), as the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Transfer Agent as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested must notify the Transfer Agent, as the Plan Agent for the Fund. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.


         The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for participants' accounts on, or shortly after, the payment date.

         Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent; interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested, a participant's tax basis in his shares acquired through this optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

         The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

         In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

         There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's Common Stock on his own behalf.

         The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax or withholding tax that may be payable on such dividends or distributions.

         Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividends or distributions paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semi-annual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to Investors Bank & Trust Company, 200 Clarendon Street, Mailcode OPS 22, Boston, MA 02116.

The Dividend Reinvestment Privilege

         Like the Plan, the Dividend Reinvestment Privilege (the "Reinvestment Privilege") seeks to reward the long-term Shareholders by giving Shareholders the right to purchase additional shares at a price that may be below net asset value without incurring any commission charge. The Plan, however, may not always be a practical way for many Fund Shareholders who desire to reinvest the Fund's dividends and capital gains distributions to do so, especially Shareholders who own their Shares through a broker who does not offer a dividend reinvestment plan. For these Shareholders, the Fund has designed the Dividend Reinvestment Privilege. Pursuant to the Reinvestment Privilege, if the Directors of the Fund declare a dividend or capital gains distribution payable either in the Fund's Common Stock or in cash, Shareholders will be given the option each year to receive cash or common stock issued by the Fund. The Fund will send Shareholders a notice indicating a distribution payable in cash or in Common Stock and Shareholders who desire the distribution in the form of Common

Stock need do nothing further. Shareholders who desire the distribution in cash need only notify the Fund in the form specified in the notice. Like the Plan, the Reinvestment Privilege provides that if the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Reinvestment Privilege will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. To the extent the Fund issues shares of Common Stock to Shareholders at a discount to net asset value, the remaining Shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare a dividend or capital gains distribution payable only in cash, Shareholders not in the Plan will receive cash and Shareholders in the Plan will receive distributions as provided for in the Plan.

         There will be no charge to Shareholders for reinvesting such dividends or capital gains distributions payable in either stock or cash. The fees for the handling of reinvestment of such capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of capital gains distributions payable either in stock or in cash. The Shareholders approved the Reinvestment Privilege at the 1998 Annual Meeting.

         The receipt of distributions in stock will not relieve Shareholders of any income tax or withholding tax that may be payable on such distributions.

         Experience under the Shareholders' Reinvestment Privilege may indicate that changes in the plan are desirable. Accordingly, the Fund reserves the right to terminate the Shareholders' Reinvestment Privilege as applied to any distributions paid subsequent to notice of the termination sent to Shareholders at least 30 days before the record date for distributions. The Shareholders' Reinvestment Privilege also may be amended by the Fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to Shareholders.

         Dividends of net investment income and distributions of net realized short-term capital gains are taxable as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a Shareholder has held his Fund shares. Dividends and distributions paid by the Fund will not qualify for the deduction for dividends received by corporations.


         Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan or the Reinvestment Privilege should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                                    TAXATION

United States Federal Income Taxes

         The Fund and Its Investments

         The Fund has qualified, and intends to qualify, each year as a regulated investment company for each taxable year under the Internal Revenue Code of 1986, as amended, (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from warrants, options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities (including warrants) limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

         As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in section 852 of the Code) for the taxable year is distributed, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Furthermore, the Fund will be subject to a U.S. corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31 provided that such dividend is actually paid by the Fund during January of the following calendar year.

         The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of the Fund will determine annually whether to distribute any such net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any excess annually to its shareholders. If the Fund retains for investment an amount equal to its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of [35%)] on the amount retained. In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a notice to its shareholders each of whom (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, his proportionate share of the undistributed amount, (b) will be entitled to credit his proportionate share of the [35%] tax paid by the Fund on the undistributed amount against his U.S. Federal income tax liabilities, if any, and to claim refunds to the extent his credits exceed his liabilities and (c) will be entitled to increase his tax basis, for U.S.
Federal income tax purposes, in his shares by an amount equal to 65% of the amount of undistributed capital gains included in his income.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.

         Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

         The Fund's transactions in warrants, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed-out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any warrant, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         Dividends and Distributions

         Dividends of net investment income and distributions of net realized short-term capital gains are taxable as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held his Fund shares. Dividends and distributions paid by the Fund will not qualify for the deduction for dividends received by corporations.

         Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

         Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

         If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Sales of Shares

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund under the Plan, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

         Foreign Taxes

         Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Fund's assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. Federal income tax purposes, to treat any foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Fund anticipates that it will be able to make such an election in some, but not necessarily all, of its taxable years. For any year for which it makes an election, the amount of foreign income taxes paid by the Fund would be included in the income of its shareholders and each shareholder would be entitled to credit his portion of this amount against his U.S. tax liabilities, if any, or to deduct his portion from his U.S. taxable income, if any. Shortly after any year for which it makes an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deductions for foreign taxes may be claimed by a noncorporate shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

         Backup Withholding

         The Fund may be required to withhold, for U.S. Federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders are or may be exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. Federal income tax liabilities. Additional tax withholding requirements which apply with respect to foreign investors are discussed below.

         Foreign Shareholders


         Taxation of a shareholder who, as to the United States, is a foreign investor depends, in part, on whether the shareholder's income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         If the foreign investor is not a resident alien and the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign investor, distributions of net investment income and net realized short-term capital gains will be subject to a 30% (or lower treaty rate) U.S. withholding tax. Furthermore, foreign investors may be subject to an increased U.S. tax on their income resulting from the Fund's election (described above) to pass-through amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the foreign income taxes treated as having been paid by them. Distributions of net realized long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to U.S. tax unless a foreign investor is physically present in the United States for more than 182 days during the taxable year. However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor's overall return from an investment in the Fund, since the Fund will incur a U.S. Federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes.

         If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by the foreign investor, then dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. citizens or domestic corporations. Furthermore, depending upon a foreign corporation's specific situation, a receipt of dividends, distributions and deemed distributions from the Fund may affect the foreign corporation's 30% branch profits tax liability.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a U.S. trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

         Notices

         Shareholders will be notified annually by the Fund as to the U.S. Federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

         Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

         PRINCIPAL STOCKHOLDERS

         There are no persons known to the Fund to be control persons of the Fund, as such term is defined in Section 2(a)(9) of the Act. There is no person known to the Fund to hold beneficially more than 5% of the outstanding shares of the Fund. The following person is the only person holding of record more than 5% of the outstanding shares of the Fund as of ____________, 1998:

                                            Amount of Record           Percent
Name and Address of Record Owner              Ownership               of Class
--------------------------------            ----------------         ----------
[Cede & Co., as  nominee for
         The Depository Trust Company.....    ________ shares             ___%
         P.O. Box 20
         Bowling Green Station
         New York, New York 10004]

         As of ____________, 1998, the current directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding Shares.

         CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

         Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian of the Fund's U.S. and foreign assets pursuant to a custody agreement. Rules adopted under the 1940 Act permit the Funds to maintain their securities and cash in the custody of certain eligible foreign banks and depositories. The Fund's portfolio of non-United States securities are held by sub-custodians which are approved by the Trustees or a foreign custody manager appointed by the Trustees in accordance with these rules. The Board has appointed the Investors Bank & Trust Company as its foreign custody manager. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian's practices, procedures, and internal controls; and the reputation and standing of the sub-custodian in its national market.


         Investors Bank & Trust Company also serves as dividend disbursing agent, as agent under the Plan and as transfer agent and registrar for shares of the Fund's Common Stock.

                                 LEGAL OPINIONS

         The legality of the Shares offered hereby will be passed on by Paul, Weiss, Rifkind, Wharton & Garrison, New York, New York, which serves as counsel to the Fund and the Investment Adviser. Certain matters of Maryland law with respect to the Shares offered hereby will be passed on by Piper & Marbury, LLP, Baltimore, Maryland.

                            REPORTS TO STOCKHOLDERS

         The Fund sends unaudited semi-annual and audited annual reports to its stockholders, including a list of investments held.

                                    EXPERTS

         The statement of assets and liabilities of the Fund, including the portfolio of investments and schedule of forward foreign exchange contracts, as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended included in the Annual Report have been audited by KPMG Peat Marwick LLP, Boston, Massachusetts, independent accountants, as indicated in their report with respect thereto, and are incorporated by reference in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

                              FURTHER INFORMATION

         Further information concerning these securities and their issuer may be found in the Registration Statement of which this Prospectus constitutes a part on file with the Commission.

                              FINANCIAL STATEMENTS

         The Annual Report, dated March 31, 1998, which either accompanies this Prospectus or has previously been provided to the person to whom this Prospectus is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein. The Fund will furnish, without charge, a copy of the Annual Report, upon request to the Fund at 330 Madison Avenue, New York, New York 10017, (212) _______.

===============================================================================

         No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained herein, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or by the Investment Adviser. This Prospectus does not constitute an offer to sell or solicitation of an offer to buy to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation.

                               ----------------

                TABLE OF CONTENTS
                                                 Page
Prospectus Summary  ..............................3
Fee Table ........................................8
Financial Highlights..............................8
The Offer........................................10
The Fund.........................................20
Use of Proceeds..................................21
Risk Factors and Special Considerations .........21
Description of Common Stock .....................26
Investment Objective and Policies ...............30
Investment Restrictions..........................39
Management of the Fund...........................40
Investment Advisory and Other Services ..........43
Portfolio Transactions and Brokerage............ 45
Determination of Net Asset Value ................46
Dividends and Distributions; Dividend
  Reinvestment and Cash Purchase;
  and Dividend Reinvestment .....................47
Taxation.........................................50
Principal Stockholders...........................54
Custodian, Transfer Agent, Dividend
  Disbursing Agent and Registrar.................54
Legal Opinions ..................................55
Reports to Stockholders..........................55
Experts..........................................55
Further Information .............................55
Financial Statements ............................55

===============================================================================


===============================================================================

                                _________ Rights

                                      for

                                __________ Shares


                                       of

                                  Common Stock




                                  The European
                               Warrant Fund, Inc.


                                 --------------

                                   PROSPECTUS
                                 _______, 1998

                                 --------------

===============================================================================

                                     PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

      1. Financial Statements

(a)  --  Financial Highlights

(b) -- Portfolio of Investments and Schedule of Foreign Exchange Contracts as of March 31, 1998*

(c)  --  Statement of Assets and Liabilities as of March 31, 1998*

(d)  --  Statement of Operations for the fiscal year ended March 31, 1998*

(e) -- Statement of Changes in Net Assets for the fiscal years ended March 31, 1998 and 1997*

(f) -- Financial Highlights for the fiscal years ended March 31, 1998, 1997, 1996, 1995, 1994, 1993, 1992 and the period ended March 31, 1991*

(g)  --  Notes to Financial Statements*

(h)  --  Independent Auditors' Report*

------------------------------------------------------------------------
*   To be filed by Amendment

      2. Exhibits


(a)  (1) --    Articles of Incorporation*
     (2) --    Articles of Amendment*
(b)  (1) --    By-Laws*
     (2) --    Amendment to By-Laws*
(c)      --    Not applicable
(d)  (1) --    Specimen Certificate for Common Stock, par value $.001 per share*
     (2) --    Form of Subscription Certificate*
     (3) --    Form of Notice of Guaranteed Delivery*
     (4) --    DTC Participant Over-Subscription Form*
     (5) --    Nominee Holder Over-Subscription Certification*
(e)(1)   --    Dividend Reinvestment and Cash Purchase Plan*
(e)(2)   --    Dividend Reinvestment Privilege*
(f)      --    Not applicable

(g)  (1) --    Investment Advisory Agreement *
(h)      --    Underwriting Agreement*
(i)      --    Not applicable
(j)  (1) --    Custodian Agreement*
(k)  (1) --    Transfer Agency and Registrar Agreement*
     (2) --    Administration Agreement*
     (3) --    Subscription Agency Agreement*
     (4) --    Financial Advisor Agreement*
     (5) --    Agreement with the Information Agent*
(l)  (1) --    Opinion and consent of Paul, Weiss, Rifkind, Wharton & Garrison*
     (2) --    Opinion and consent of Piper & Marbury LLP*
(m)      --    Consent of Messrs. Volger, Huber and Burger*
(n)      --    Consent of KPMG Peat Marwick LLP*
(o)      --    Not applicable
(p)      --    Purchase Agreement*
(q)      --    Not applicable
(r)      --    Not applicable
(s)      --    Power of Attorney

*   To be filed by Amendment

Item 25. Marketing Arrangements

         Not applicable.

Item 26. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses expected to be incurred in connection with the Offer:

Registration fees .........................................................  $

New York Stock Exchange listing fee .......................................
Printing (other than stock certificates) ..................................
Fees and expenses of qualification under state securities laws
  (excluding fees of counsel) .............................................
Subscription Agent fees and expenses ......................................
Legal fees and expenses ...................................................
Financial Advisor fee .....................................................
Information Agent fee .....................................................
Miscellaneous .............................................................
Total .....................................................................  $


Item 27. Persons Controlled by or Under Common Control With Registrant

         None.


Item 28. Number of Holders of Securities

         Common Stock, par value $.001 per share: [    ] record holders at
April 30, 1998.


Item 29. Indemnification

         Incorporated by reference to Amendment No. 3 to the Registrant's Registration Statement filed with the Commission on July 16, 1990.


Item 30. Business and Other Connections of Investment Advisers

         Registrant is fulfilling the requirement of this Item 30 to provide a list of the offices and directors of Julius Baer Securities Inc. ("Julius Baer") together with information as to any other business, professions, vocation or employment of a substantial nature engaged in by those entities or those of their respective officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of each investment adviser filed with the Commission pursuant to the Investment Advisers Act of 1940, as amended, by Julius Baer (SEC File No. 801-13397).

Item 31.    Location of Accounts and Records

       A.   The European Warrant Fund, Inc.
            c/o Julius Baer Securities Inc.
            330 Madison Avenue
            New York, New York 10017
            (Registrant's Articles of Incorporation and By-Laws)

       B.   Julius Baer Securities Inc.

            330 Madison Avenue
            New York, New York 10017
            (with respect to its services as Adviser)

       C.   Investors Bank & Trust Company
            200 Clarendon Street
            Boston, Massachusetts 021116
            (with respect to its services as Administrator; Transfer Agent, Registrar and Dividend-Paying Agent; Custodian of the Registrant's U.S. and foreign assets)

Item 32. Management Services

         Not applicable.

Item 33. Undertakings

       1. Registrant undertakes to suspend offering of the shares covered hereby until it amends it prospectus contained herein if subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement.

       2. Not applicable.

       3. Not applicable.

       4. Registrant hereby undertakes:

          (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                 (1) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                 (2) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                 (3) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Offering.

       v. Registrant hereby undertakes that:

          (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (b) For purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      vi. Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, THE EUROPEAN WARRANT FUND, INC., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 20th day of April, 1998.

                                  THE EUROPEAN WARRANT FUND, INC.



                                  By:
                                        --------------------------------------
                                        Bernard Spilko
                                        President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                           Title                              Date
       ---------                           -----                              ----


Bernard Spilko                        Chairman of the Board              April 20, 1998
--------------------------------
Bernard Spilko


               *                      Director                           April 20, 1998
--------------------------------
Martin Vogel


       Signature                           Title                              Date
       ---------                           -----                              ----
                                      Director                           April 20, 1998
--------------------------------
Antoine Bernheim

               *                      Director                           April 20, 1998
--------------------------------
Thomas J. Gibbons

               *                      Director                           April 20, 1998
--------------------------------
Harvey B. Kaplan

               *                      President                          April 20, 1998
--------------------------------
Robert Discolo


*By:     /s/ Bernard Spilko
      --------------------------
      Bernard Spilko
      as attorney-in-fact

                               INDEX OF EXHIBITS

(s) Power of Attorney

                               POWER OF ATTORNEY

         Know all men by these present that each person whose signature appears below hereby severally constitutes and appoints Andrew S. Josef, Thomas Majewski and Michael K. Quain, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the registrant, and to sign and affix each such undersigned's name to the registration statement on Form N-2 of The European Warrant Fund, Inc. (Registration No. 33-66750), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or incidental to the performance and execution of the powers herein granted, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                        TITLE                            DATE
---------                        -----                            ----

/s/ Antoine Bernheim             Director                   April 16, 1998
----------------------
Antoine Bernheim

/s/ Thomas Gibbons               Director                   April 16, 1998
----------------------
Thomas Gibbons

/s/ Harvey B. Kaplan             Director                   April 16, 1998
----------------------
Harvey B. Kaplan

/s/ Bernard Spilko               Director                   April 16, 1998
----------------------
Bernard Spilko

/s/ Martin Vogel                 Director                    April 16, 1998
----------------------
Martin Vogel